                                                                   EXHIBIT 10.68



================================================================================



                                TRUST INDENTURE


                                    between


                        THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE CITY OF DEMOPOLIS


                                      and


                             LASALLE NATIONAL BANK,
                                   as Trustee


                           DATED AS OF APRIL 1, 1997



================================================================================



                                 Pertaining to

                                   $5,225,000
                        THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE CITY OF DEMOPOLIS
                      Industrial Development Revenue Bonds
                                  Series 1997
                       (McClain of Alabama, Inc. Project)

                                TRUST INDENTURE

                              TABLE OF CONTENTS

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                                                                                                                     Page
                                                                                                                     No.
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                                                            ARTICLE I

                                                   DEFINITIONS AND USE OF PHRASES

Section 1.1     Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.2     Use of Phrases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                                                            ARTICLE II

                                                         GRANTING CLAUSES

Section 2.1     Granting Clauses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                                                           ARTICLE III

                                                            THE BONDS

Section 3.1     General Provisions Respecting the Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Section 3.2     Variable Rate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Section 3.3     Term Rate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Section 3.4     Optional Tenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Section 3.5     Mandatory Tenders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Section 3.6     Procedures for Purchase and Remarketing of Bonds; Delivery of Purchased
                and Remarketed Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Section 3.7     Letter of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Section 3.8     Concerning the Confirmation of the Letter of Credit   . . . . . . . . . . . . . . . . . . . . . . . .  24
Section 3.9     Payments Due on Non-Business Days   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 3.10    Form of Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 3.11    Execution and Delivery of the Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Section 3.12    Application of Proceeds from Sale of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                            ARTICLE IV

                                                      REDEMPTION PROVISIONS

Section 4.1     Redemption Dates and Prices of the Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Section 4.2     Selection of Bonds to be Called for Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
Section 4.3     Notice of Redemption.  Deposit of Funds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Section 4.4     Bonds Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41





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
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                                                        ARTICLE V

                                                    GENERAL PROVISIONS
                                                   RESPECTING THE BONDS

Section 5.1     Execution of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Section 5.2     Authentication of Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Section 5.3     Replacement of Mutilated, Lost, Stolen or Destroyed Bonds   . . . . . . . . . . . . . . . . . . . . .  42
Section 5.4     Registration, Transfer and Exchange of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Section 5.5     Persons Deemed Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Section 5.6     Payment of Principal and Interest; Interest Rights Reserved   . . . . . . . . . . . . . . . . . . . .  44
Section 5.7     Source of Payment; Limited Obligation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Section 5.8     Registration of Bonds in the Book-Entry Only System   . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                        ARTICLE VI

                                                  THE CONSTRUCTION FUND

Section 6.1     Construction Fund.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Section 6.2     Trustee Protected in Construction Fund Payments.  Additional Evidence May Be Required . . . . . . . .  47
Section 6.3     Security for Construction Fund Moneys   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Section 6.4     Investment of Construction Fund Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
Section 6.5     Agreement Respecting Non-Arbitrage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                                       ARTICLE VII

                                                 APPLICATION OF REVENUES
                                               AND CREATION OF DEBT SERVICE
                                               FUND AND BOND PURCHASE FUND

Section 7.1     Debt Service Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
Section 7.2     Bond Purchase Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
Section 7.3     Money for Bond Payments to be Held in Trust; Repayment of Unclaimed Money . . . . . . . . . . . . . .  52
Section 7.4     Investment of Debt Service Fund and Bond Purchase Fund  . . . . . . . . . . . . . . . . . . . . . . .  52
Section 7.5     Security for Debt Service Fund Moneys   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                                                       ARTICLE VIII

                                            PARTICULAR COVENANTS OF THE BOARD

Section 8.1     Payment of the Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
Section 8.2     Priority of Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
Section 8.3     Concerning the Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Section 8.4     Warranty of Title   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55





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
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Section 8.5     Sale of Project Prohibited Except under Certain Conditions  . . . . . . . . . . . . . . . . . . . . .  55
Section 8.6     Freedom of Project from Prior Liens.  Payment of Charges  . . . . . . . . . . . . . . . . . . . . . .  55
Section 8.7     Inspections by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
Section 8.8     Recordation.  Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
Section 8.9     Concerning Certain Federal Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                        ARTICLE IX

                                              CERTAIN PROVISIONS RELATING TO
                                             THE POSSESSION, USE AND RELEASE
                                                OF THE PROJECT AND TO THE
                                                 DISPOSITION OF INSURANCE
                                             PROCEEDS AND CONDEMNATION AWARDS

Section 9.1     Retention of Possession of Project by Board   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
Section 9.2     Release of Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
Section 9.3     Release Upon Payment of Condemnation Award to Trustee   . . . . . . . . . . . . . . . . . . . . . . .  57
Section 9.4     Disposition of Insurance Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
Section 9.5     Release of Certain Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                        ARTICLE X

                                                  EVENTS OF DEFAULT AND
                                           REMEDIES OF TRUSTEE AND BONDHOLDERS

Section 10.1    Events of Default Defined   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
Section 10.2    Remedies on Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
Section 10.3    Application of Moneys Received By Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
Section 10.4    Remedies Vested in Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
Section 10.5    Waivers of Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                                                        ARTICLE XI

                                               CONCERNING THE TRUSTEE, THE
                                          REMARKETING AGENT AND THE TENDER AGENT

Section 11.1    Trustee Acceptance of Trusts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Section 11.2    Trustee Authorized to Pay Certain Charges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
Section 11.3    Trustee May File Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
Section 11.4    Resignation and Discharge of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
Section 11.5    Appointment of Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
Section 11.6    Concerning Any Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
Section 11.7    Remarketing Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
Section 11.8    Tender Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
Section 11.9    Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69





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                                                       ARTICLE XII

                                              AUTHORIZATION OF SUPPLEMENTAL
                                              INDENTURES AND MODIFICATION OF
                                                THE LEASE AND THE GUARANTY

Section 12.1    Supplemental Indentures without Bondholder Consent  . . . . . . . . . . . . . . . . . . . . . . . . .  70
Section 12.2    Supplemental Indenture Requiring Bondholder Consent   . . . . . . . . . . . . . . . . . . . . . . . .  70
Section 12.3    Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
Section 12.4    Amendments to Lease and Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
Section 12.5    Notices with Respect to Certain Changes in the Indenture, the Lease and the Guaranty  . . . . . . . .  72
Section 12.6    Approval of Credit Obligor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
Section 12.7    Discretion of the Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

                                                       ARTICLE XIII

                                             PAYMENT AND CANCELLATION OF THE
                                         BONDS AND SATISFACTION OF THE INDENTURE

Section 13.1    Satisfaction of Indenture   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
Section 13.2    Cancellation of Paid Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
Section 13.3    Trust for Payment of Debt Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

                                                       ARTICLE XIV

                                                 MISCELLANEOUS PROVISIONS

Section 14.1    Disclaimer of General Liability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
Section 14.2    Retention of Moneys for Payment of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
Section 14.3    Form of Requests, etc., by Bondholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
Section 14.4    Limitation of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
Section 14.5    Manner of Proving Ownership of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 14.6    Interest Rate Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 14.7    Indenture Governed by Alabama Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 14.8    Notices to Rating Agencies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
Section 14.9    Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76


Exhibit A - Description of Project Site
Exhibit B - Description of the Leased Equipment

         TRUST INDENTURE between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DEMOPOLIS, a public corporation under the laws of Alabama (the "Board"), and LASALLE NATIONAL BANK, a national banking corporation under the laws of Alabama (the "Trustee"),

                                R E C I T A L S

         The Board makes the following recitals of fact as the basis for the undertaking following: it is duly incorporated under the provisions of Article 4 of Chapter 54 of Title 11 of the Code of Alabama of 1975, as amended, by Certificate of Incorporation duly filed for record in the office of the Judge of Probate of Marengo County, Alabama; it is not in default under any of the provisions contained in its Certificate of Incorporation or in the laws of said state; by proper corporate action it has duly authorized the issuance of the Bonds hereinafter referred to; and to secure payment of the principal of and the interest and premium (if any) on said Bonds, payment of the purchase price thereof upon tenders herein provided for, and payment of amounts owing under the Credit Agreement hereinafter referred to, it has by proper corporate action duly authorized the execution and delivery of this Indenture.

                         NOW, THEREFORE, THIS INDENTURE


                              W I T N E S S E T H:

         For the aforesaid purpose and in consideration of the respective agreements herein contained, it is hereby agreed between the parties signatory hereto and the Holders of all Bonds issued hereunder (the Holders of said Bonds evidencing their consent hereto by their acceptance of the said Bonds and the parties signatory hereto evidencing their consent hereto by their execution hereof), each with each of the others, as follows (provided, that in the performance of any of the agreements of the Board herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely out of the revenues and receipts derived from the leasing or sale of the Project hereinafter referred to):

                                   ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

         SECTION 1.1 DEFINITIONS. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following respective interpretations herein:

         "ACT OF BANKRUPTCY" means the filing of a petition in bankruptcy (or other commencement of a bankruptcy or similar proceeding) by or against the designated entity under any applicable bankruptcy, insolvency, reorganization or similar law now or hereafter in effect.

         "AFFILIATE" means any person, firm or corporation controlled by, or under common control with, the Company and any person, firm or corporation controlling the Company.

         "AUTHORIZED DENOMINATION" means any denomination of Bonds permitted by the provisions of Section 3.1(b) hereof.

         "AUTHORIZED BOARD REPRESENTATIVE" means the person or persons at the time designated as such by written certificate furnished to the Company and the Trustee, containing the specimen signature or signatures of such person or persons and signed on behalf of the Board by the Chairman or the Vice Chairman of the Directors.

         "AUTHORIZED COMPANY REPRESENTATIVE" means the person or persons at the time designated as such by written certificate furnished to the Board and the Trustee, containing the specimen signature or signatures of such person or persons and signed on behalf of the Company by the Chairman of its Board of Directors, by its President, by any Vice President, by its Secretary or by its Treasurer.

         "BASIC RENT" means (i) the moneys payable by the Company pursuant to the provisions of Section 5.2 of the Lease, (ii) any other moneys payable by the Company pursuant to the Lease to provide for the payment of the principal of and the interest and premium (if any) on, or purchase price of, the Bonds (other than the aforesaid moneys payable pursuant to Section 5.2 of the Lease), and (iii) any other moneys payable by the Company pursuant to the Lease that are therein referred to as Basic Rent.

         "BOARD" means The Industrial Development Board of the City of Demopolis and, subject to the provisions of Section 8.6 hereof, includes its successors and assigns and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "BOND COUNSEL" means Independent Counsel whose experience in matters relating to the issuance of obligations by states and their political subdivisions is nationally recognized.

         "BOND PAYMENT DATE" means each date (including any date fixed for redemption or acceleration of Bonds) on which Debt Service is payable on the Bonds.

         "BOND PURCHASE FUND" means the Bond Purchase Fund created in to
Section 7.2 hereof.

         "BOND REGISTER" means the registry and transfer books maintained by the Trustee pursuant to the provisions of Section 5.4 hereof.

         "BONDHOLDER" means the Holder of any Bond.

         "BONDS" means the bonds authorized to be issued in Article III hereof.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions are closed in any of the following locations:
(i) the city in which the
principal office of the Trustee is located, (ii) the city in which the principal office of the Remarketing Agent is located, (iii) the city in which the office of the Credit Obligor where drawings under the Letter of Credit are to be made is located, (iv) the City of New York, New York or (v) the City of Chicago, Illinois.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERALLY SECURED" means secured by collateral meeting all of the following requirements:

                 (a) The collateral shall be in the form of obligations described in subparagraph (a), (b) or (c) of the definition of Eligible Investments, except that the security for certificates of deposit, time deposits or other similar banking arrangements may include other marketable securities which meet S&P's "qualified investment criteria" and are eligible as security for trust funds under applicable regulations of the Comptroller of the Currency of the United States of America or under applicable state laws and regulations.

                 (b) The collateral shall have an aggregate market value, calculated not less frequently than monthly, at least equal to the principal amount (less any portion insured by the Federal Deposit Insurance Corporation or any comparable insurance corporation chartered by the United States of America) or the repurchase price secured thereby, as the case may be. The instruments governing the issuance of and security for the Eligible Investments shall designate the person responsible for making the foregoing calculations; provided that the Trustee shall make such calculations if they are not made by the person so designated.

                 (c) The Trustee shall have a perfected security interest in all such collateral, free and clear of the claims of third parties. Such security interests shall be perfected in such manner as may be permitted or required by applicable law, provided that if possession of the collateral is required for such perfection, the collateral shall be deposited with the Trustee, with a Federal Reserve Bank for the account of the Trustee or with a bank or trust company (other than the obligor) which is acting solely as agent for the Trustee and has a combined net capital and surplus of at least $50,000,000.

         "COMPANY" means McClain of Alabama, Inc., a corporation organized under the laws of the State of Michigan, and, subject to the provisions of
Section 7.4 of the Lease, includes its successors and assigns and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "CONFIRMATION" means the irrevocable confirmation issued by LaSalle National Bank, confirming the initial Letter of Credit issued by Standard Federal Bank and delivered to the Trustee on the Issue Date, and any substitute Confirmation issued in accordance with the provisions of Section 3.8 hereof.

         "CONFIRMING BANK" means LaSalle National Bank, its successors and assigns, until a substitute Confirmation shall have been accepted by the Trustee, and thereafter means the issuer of such substitute Confirmation.

         "CONVERSION DATE" means the first day of any Term Rate Period.

         "COUNSEL" means an attorney or firm of attorneys duly admitted to practice before the highest court of one or more states of the United States of America or of the District of Columbia.

         "CREDIT AGREEMENT" means that certain Reimbursement Agreement dated as of April 1, 1997, between the Credit Obligor and the Company, including any amendments or supplements to such instrument from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Agreement" means the instrument evidencing the Company's obligations with respect to such Substitute Letter of Credit.

         "CREDIT OBLIGOR" means Standard Federal Bank, a federal savings bank, and its successors and assigns, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Obligor" means the issuer of such Substitute Letter of Credit.

         "DEBT SERVICE" means the principal of and interest and premium (if any) payable on the Bonds.

         "DEBT SERVICE FUND" means the Bond Principal and Interest Fund created in Section 7.1 hereof.

         "DEFAULT" or "DEFAULT" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "DETERMINATION OF TAXABILITY" means a determination that the interest income on any of the Bonds is Taxable, which determination shall be deemed to have been made upon the occurrence of the first to occur of the following:

                 (a) the date on which the Company determines that the interest income on any of the Bonds is Taxable by filing with the Trustee a statement to that effect; or

                 (b) the date on which the Company shall be advised by private ruling, technical advice or any other written communication from an authorized official of the Internal Revenue Service that, based upon any filings of the Company, or upon any review or audit of the Company, or upon any other grounds whatsoever, the interest income on any of the Bonds is Taxable; or

                 (c) the date on which the Company shall receive notice from the Trustee in writing that the Trustee has been advised (i) by any Holder of any

         Bonds that the Internal Revenue Service has determined that the interest income on the Bonds is Taxable or (ii) by any authorized official of the Internal Revenue Service that the interest income on any of the Bonds is Taxable;

provided that no Determination of Taxability shall be deemed to have occurred:
(1) as a result of a determination by the Company pursuant to the preceding clause (a) unless supported by a written opinion of Bond Counsel acceptable to the Trustee and the Board that the interest income on the Bonds is Taxable; or
(2) as a result of the event described in the preceding clauses (b) or (c) unless and until (1) the Company has been afforded a reasonable opportunity, at its expense, to contest such determination either through its own action (if permitted by law) or by or on behalf of one or more of the holders of the Bonds and (2) such contest, if made, has been abandoned by the Company or has been finally determined by a court of competent jurisdiction from which no further appeal exists, but if such contest has not been abandoned or finally determined within three years of the event described in either of said clauses (b) and (c) which forms the basis of the Determination of Taxability in question, then such Determination of Taxability shall be deemed to have occurred three years after the date of such event.

         "DIRECTORS" means the Board of Directors of the Board.

         "DTC" means The Depository Trust Company.

         "ELIGIBLE CERTIFICATES" means certificates of deposit issued by (a) the Trustee or (b) by any bank organized under the laws of the United States of America or any state thereof having, at the time of the acquisition by the Board of such certificates of deposit, combined capital and surplus of not less than $100,000,000.

         "ELIGIBLE INVESTMENTS" means any of the following that are at the time legal investments for the Board:

                 (a)       Federal Securities;

                 (b) rights to receive the principal of or the interest on Federal Securities through (i) direct ownership, as evidenced by physical possession of such Federal Securities or unmatured interest coupons or by registration as to ownership on the books of the issuer or its duly authorized paying agent or transfer agent, or (ii) purchase of certificates or other instruments evidencing an undivided ownership interest in payments of the principal of or interest on Federal Securities;

                 (c) debt obligations issued by agencies of or sponsored by the United States of America that are rated in any of the three highest rating categories by S&P;

                 (d) negotiable and non-negotiable certificates of deposit, time deposits or other similar banking arrangements which are issued by banks, trust companies or savings and loan associations, provided that, unless issued by a Qualified

         Financial Institution, any such certificate, deposit or other arrangement shall be continuously Collaterally Secured as to principal;

                 (e) repurchase agreements for Eligible Investments described in subparagraph (a), (b) or (c) above with Qualified Financial Institutions or with dealers in government bonds which report to, trade with and are recognized as primary dealers by a Federal Reserve Bank and are members of the Securities Investors Protection Corporation, provided that any such agreement shall have a term of less than one year and the repurchase price payable under any such agreement shall be continuously Collaterally Secured;

                 (f)       investment agreements with Qualified Financial
         Institutions;

                 (g) commercial paper rated in the highest rating category by S&P;

                 (h) money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act of 1933 and are rated in the highest rating category by S&P;

                 (i) interest-bearing demand or time deposits or interests in money market portfolios issued by state banks or trust companies or national banking associations that are members of the Federal Deposit Insurance Corporation ("FDIC"), which deposits or interests must be (a) continuously and fully insured by FDIC and be with banks that are rated at least A-1 or AA by S&P, or (b) fully secured by Federal Securities; and

                 (j) debt obligations of any state of the United States or any political subdivision thereof, or of any public corporation created by or agency of any such state or political subdivision that are rated in any of the two highest rating categories by S&P.

         "EQUIPMENT" means those items of machinery, equipment and other personal property that are generally described on, and are referred to as "Equipment" in Exhibit B attached hereto and made a part hereof and any other items of machinery, equipment and other personal property that, under the provisions hereof, are to constitute part of the Equipment.

         "EVENT OF DEFAULT" means any of the events described in Section 10.1 hereof.

         "FEDERAL SECURITIES" means (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and (ii) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, and premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (i) or (ii) issued or held in book-entry form on the books of the Department of Treasury of the United States of America or Federal Reserve Bank), which obligations, in either case, are not subject to redemption prior to maturity at the option of anyone other than the Holder.

         "GUARANTY" means that certain Bond Guaranty Agreement dated as of April 1, 1997, between the Company and the Trustee.

         "HOLDER," when used in conjunction with a Bond, means the person in whose name such Bond is registered on the registry books of the Trustee pertaining to the Bonds.

         "IMPROVEMENTS" means the improvements to the Plant required by the provisions of Section 3.1 of the Lease to be constructed by the Company.

         "INDENTURE" means these presents and every supplemental agreement with the Trustee in pursuance hereof.

         "INDENTURE INDEBTEDNESS" means all indebtedness of the Board at any time secured by the Indenture, including without limitation (i) all Debt Service on the Bonds and (ii) all reasonable and proper fees, charges and disbursements of the Trustee, the Tender Agent and the Remarketing Agent.

         "INDEPENDENT COUNSEL" means an attorney or firm of attorneys duly admitted to practice before the highest court of one or more states of the United States of America or the District of Columbia and not employed full time by the Board, the Company, an Affiliate or the Trustee.

         "INDEPENDENT ENGINEER" means an independent engineer or engineering firm not employed full time by the Board, the Company or an Affiliate.

         "INTEREST PAYMENT DATE" means a date on which interest on a Bond is due and payable as specified in Section 3.1(g) hereof.

         "INTERIM AGREEMENT" means that certain Interim Agreement dated as of August 1, 1996, between the Board and the Company.

         "ISSUE DATE" means the date of the initial authentication and delivery of the Bonds.

         "LEASE" means that certain Lease Agreement dated as of April 1, 1997, between the Board, as lessor, and the Company, as lessee, as said lease now exists or as it may be amended and supplemented.

         "LETTER OF CREDIT" means the initial letter of credit delivered to the Trustee on the Issue Date and any Substitute Letter of Credit, including the Confirmation.

         "MANDATORY TENDER" means a tender of Bonds required by the provisions of Section 3.5 hereof.

         "MANDATORY TENDER DATE" means any date on which Bonds are to be purchased pursuant to a Mandatory Tender.

         "MAXIMUM RATE" means the maximum rate per annum, specified in the Letter of Credit, upon which there has been calculated the amount available to be drawn on the Letter of Credit to pay interest on the Bonds.

         "MORTGAGE" means that certain Mortgage, Assignment of Leases and Security Agreement dated as of April 1, 1997, executed by the Company and the Board in favor of the Credit Obligor, including any amendments or supplements to such instrument from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Mortgage" means the instrument (if any) securing the Company's obligations with respect to such substitute Letter of Credit.

         "MUNICIPALITY" means the City of Demopolis, Alabama, and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "OBLIGOR BOND" means (i) any Pledged Bond and (ii) any Bond registered in the name of the Company.

         "OPTIONAL TENDER" means a tender of Bonds at the option of the Holder thereof pursuant to the provisions of Section 3.4 hereof.

         "OPTIONAL TENDER DATE" means any date on which Bonds are to be purchased pursuant to an Optional Tender.

         "OUTSTANDING," when used with reference to any of the Bonds, means, at any date as of which the amount of such Bonds outstanding is to be determined, all such Bonds which have been theretofore authenticated and delivered by the Trustee under the Indenture, except (i) those of such Bonds cancelled by the Trustee because of payment at or after their respective maturities or redemption prior to their respective maturities, (ii) those of such Bonds for the payment or redemption of which provisions shall have been made with the Trustee as provided in Article XIII hereof and (iii) those of such Bonds in exchange for which, or in lieu of which, other Bonds have been authenticated and delivered under the Indenture. In determining whether the Holders of a requisite aggregate principal amount of outstanding Bonds have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions of the Indenture, Bonds which are owned by the Company or an Affiliate shall be disregarded and deemed not to be outstanding hereunder for the purpose of any such determination.

         "PERMITTED ENCUMBRANCES" means, as of any particular time, (a) liens for ad valorem taxes and special assessments not then delinquent, (b) the Lease and the Indenture, (c) inchoate mechanics' and materialmen's liens, (d) utility, access, drainage and other easements and rights of way, restrictions and exceptions that a licensed engineer (who may, but need not be, an employee of the Company) certifies will not materially interfere with or impair the operations being conducted in or about the Project (or, if no operations are being conducted in or about the Project, the operations for which the Project was designed or last modified), (e) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title (including zoning and other similar restrictions and regulations) as customarily exist with respect to properties similar in character to the Project and as do not, in the opinion of Counsel, in the aggregate materially impair the use of the property affected thereby for the purpose for which it was acquired or is held by the Board, (f) with respect to the Project Site, any easements, restrictions and other exceptions referred to in Exhibit A hereto and (g) the Mortgage.

         "PLANT" means that certain manufacturing plant located on the Project Site, as the said plant may at any time exist.

         "PRIME RATE" means the rate of interest publicly announced by LaSalle National Bank from time to time as its "Prime Rate." The Prime Rate is not necessarily the lowest rate charged by such bank to commercial borrowers.

         "PROJECT" means the Project Site, the Plant and the Equipment as they may at any time exist, and all other property and rights referred to or intended so to be in the granting clauses hereof or in any way subject to the demise of the Lease.

         "PROJECT DEVELOPMENT COSTS" means the costs of acquiring the Project Site and the improvements located thereon, constructing the Improvements and acquiring and installing the Equipment, the expenses incurred by the Board in connection with the issuance and sale of the Bonds (including the initial charge of the Trustee, the fee for the issuance of the initial Letter of Credit and the fiscal, legal, printing, advertising, recording and other similar fees and expenses relating thereto), interest on the Bonds to the extent such interest constitutes a Qualified Project Cost, and all costs and expenses incurred by the Issuer in connection with and directly related to the planning, development and design of the Improvements and the Equipment, including, without limiting the generality of the foregoing, any such costs or expenses paid by the Company or by the Board with funds advanced by the Company and for which the Company is entitled to be reimbursed under the provisions of the Interim Agreement.

         "PROJECT SITE" means the real property specifically described in Exhibit A attached hereto and made a part hereof (to the extent that at the time it is subject to the demise of the Lease) and any other real property that under the terms of the Lease constitutes a part of the Project Site.

         "QUALIFIED FINANCIAL INSTITUTION" means a bank, trust company, national banking association, insurance company or other financial services company or entity, whose unsecured long term debt obligations (in the case of a bank, trust company, national banking association or other financial services company or entity) or whose claims paying abilities (in the case of an insurance company) are rated in any of the three highest rating categories by S&P.

         "QUALIFIED PROJECT COSTS" means Project Development Costs paid or reimbursed pursuant to the provisions of the Indenture to the extent that such costs (i) constitute expenditures for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 144(a)(1) of the Code, and (ii) were paid or incurred subsequent to the date that was 60 days prior to the effective date of the Interim Agreement (such effective date being August 22, 1996).

         "RATING AGENCY" means any nationally recognized securities rating agency.

         "REGULAR RECORD DATE" means (a) with respect to any Variable Rate Interest Payment Date or any Term Rate Interest Payment Date for a Term Rate Period of less than 6 months the close of business on the last Business Day preceding such Interest Payment Date and (b) with respect to a Term Rate Interest Payment Date for a Term Rate Period of 6 months or more, the 15th day (whether or not a Business Day) next preceding such Interest Payment Date.

         "REMARKETING AGENT" means LaSalle National Bank or any successor appointed pursuant to the provisions of Section 11.7 hereof.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, its successors and assigns, and, if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company.

         "SPECIAL FUNDS" means the Debt Service Fund, the Bond Purchase Fund and the Construction Fund.

         "SPECIAL RECORD DATE" means such date as may be fixed in accordance with the provisions of Section 5.6 hereof.

         "STATED EXPIRATION DATE" means the date on which the Letter of Credit will, by its terms, expire unless the Letter of Credit is terminated on an earlier date in accordance with its terms.

         "SUBSTITUTE LETTER OF CREDIT" means a letter of credit delivered to the Trustee in substitution for the letter of credit then held by the Trustee pursuant to the provisions of Section 3.7 hereof.

         "SUPPLEMENTAL INDENTURE" means an agreement supplemental hereto.

         "TAXABLE," when applied to the interest income on any of the Bonds, means that, under federal tax laws and regulations issued thereunder, as such laws and regulations exist on the date of initial delivery of the Bonds or as they may thereafter be amended, the interest income on such Bond is includable in gross income of the recipient thereof for Federal income tax purposes for any reason other than the fact (and for the period) that such Bond is held by a person who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code or any successor provision.

         "TENDER AGENT" means any person appointed pursuant to the provisions of Section 11.8 hereof; provided, however, that until such appointment is made the Trustee shall perform all duties of the Tender Agent hereunder.

         "TENDER DATE" means an Optional Tender Date or a Mandatory Tender Date, as the case may be.

         "TENDERED BONDS" means Bonds tendered (or deemed tendered) for purchase pursuant to the provisions hereof respecting Optional or Mandatory Tender.

         "TERM RATE" means the fixed interest rate borne by the Bonds during a Term Rate Period as provided in Section 3.3 hereof.

         "TERM RATE INTEREST PAYMENT DATE" means a date on which interest calculated according to the Term Rate is payable on the Bonds as provided in
Section 3.1(f) hereof.

         "TERM RATE PERIOD" means a period of 30 days, 6 months, 1 year or any multiple of 1 year specified by the Company during which the Bonds shall bear interest at a fixed rate per annum as provided in Section 3.3 hereof.

         "TRUSTEE" means LaSalle National Bank, in its capacity as Trustee under the Indenture, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "VARIABLE RATE" means the variable interest rate borne by the Bonds during a Variable Rate Period as provided in Section 3.2 hereof.

         "VARIABLE RATE INTEREST PAYMENT DATE" means a date on which interest calculated at the Variable Rate is payable on the Bonds as provided in Section 3.1(f) hereof.

         "VARIABLE RATE PERIOD" means a period during which the Bonds bear interest at the Variable Rate as provided in Section 3.2 hereof.

         SECTION 1.2 USE OF PHRASES. "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Indenture as an entirety and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 1.1 hereof include both singular and plural, unless a separate definition is included for the singular or plural, as the case may be. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders. Any percentage of Bonds, specified herein for any purpose, is to be figured on the unpaid principal amount thereof then Outstanding.

                                   ARTICLE II

                                GRANTING CLAUSES

         SECTION 2.1 GRANTING CLAUSES. In order to secure to the Holders thereof Debt Service on the Bonds and all other Indenture Indebtedness and the performance and observance of the covenants and conditions herein and therein contained, and in consideration of purchase and acceptance of the Bonds by the Holders thereof and of the acceptance by the Trustee of the trusts herein provided, the Board does hereby grant, bargain, sell and convey, assign, transfer and pledge to and with the Trustee the following described properties of the Board, whether the same are now owned by it or may be hereafter acquired:

                                       I

         All revenues and receipts derived by the Board from the leasing or sale of the Project (including, without limitation, the Basic Rent payable by the Company pursuant to the Lease), all other moneys required by the Lease or the Indenture to be deposited from time to time in any of the Special Funds, and all other moneys from time to time held by the Trustee for the benefit of the Bondholders pursuant to the Indenture, together in each case with any investments and reinvestments of such moneys and the proceeds thereof;

                                       II

         All right, title and interest of the Board in and to the Lease (except
(i) the right to require the Company to pay certain expenses incurred by the Board as provided in Sections 5.4 and 10.4 of the Lease and (ii) the release and indemnification rights of the Board contained in Section 8.2 of the Lease), but not including, however, any of the obligations of the Board thereunder; and

                                      III

         Any and all moneys, rights and properties of every kind or description which may from time to time hereafter be sold, transferred, conveyed, assigned, hypothecated, endorsed, deposited, pledged, mortgaged, granted or delivered to, or deposited with, the Trustee by the Board or anyone on its part as additional security for the payment of the Bonds, or which pursuant to any of the provisions hereof or of the Lease, may come into the possession or control of the Trustee as such additional security; and the Trustee is hereby authorized to receive any and all such moneys, rights and properties as and for additional security for the payment of the Bonds and to hold and apply the same subject to the terms hereof;

         TO HAVE AND TO HOLD the same unto the Trustee, its successor trustees and assigns forever, subject to Permitted Encumbrances; IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and pro rata protection and benefit of the Holders, present and future, of the Bonds equally and ratably, without preference, priority or distinction of any over others by reason of priority in issuance or acquisition or otherwise, as if all the Bonds at any time outstanding had been executed, sold, authenticated, delivered and negotiated simultaneously with the execution and delivery hereof.

         AND PROVIDED, FURTHER, that money collected by the Trustee pursuant to the Letter of Credit shall be used solely for the purpose of paying Debt Service on the Bonds or the purchase price of Bonds tendered for purchase pursuant to the provisions hereof respecting Optional Tender or Mandatory Tender.

         PROVIDED, HOWEVER, that these presents are upon the condition that if the Board shall pay or cause to be paid the principal of and the interest and premium (if any) on all Bonds secured hereby, or shall provide for such payment as specified in Article XIII hereof, and shall pay or cause to be paid all other sums payable by the Board hereunder, then the Indenture and the estate and rights granted hereby shall cease, determine and be void; otherwise the Indenture shall be and remain in full force and effect.

                                  ARTICLE III

                                   THE BONDS

         SECTION 3.1       GENERAL PROVISIONS RESPECTING THE BONDS.   (a)
Authorization, Principal Amount and Maturity. There is hereby authorized to be issued under the Indenture a series of Bonds designated Industrial Development Revenue Bonds, Series 1997 (McClain of Alabama, Inc. Project), limited in aggregate principal amount to $5,225,000. The Bonds shall be dated the date of their initial authentication and delivery and shall mature on April 1, 2007.

         (b) DENOMINATIONS. The Bonds shall be issuable as registered Bonds without coupons in the denomination of (i) $100,000 or any larger denomination that is an integral multiple of $5,000 during any Variable Rate Period and any Term Rate Period of less than 6 months and (ii) $5,000 or any integral multiple thereof during any Term Rate Period of 6 months or more. The Bonds shall be numbered consecutively from 1 upwards.

         (c) INTEREST RATES. The Bonds shall bear interest at the Variable Rate or at the Term Rate, as provided in Sections 3.2 and 3.3 hereof. The Trustee shall specify on each Bond certificate whether the interest rate then in effect is the Variable Rate or a Term Rate. If a Term Rate is in effect, the Trustee shall also specify the Term Rate and the beginning and end of the Term Rate Period.

         (d) COMPUTATION OF INTEREST. Interest at the Variable Rate and interest at a Term Rate for each Term Rate Period of less than 6 months shall be computed on the basis of a 365 or 366-day year, as the case may be, for the actual number of days elapsed. Interest at the Term Rate for each Term Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each.

         (e) INTEREST ON OVERDUE PRINCIPAL AND INTEREST. Interest shall be payable on overdue principal on the Bonds and (to the extent legally enforceable) on any overdue installment of interest on the Bonds calculated at the rate borne by the Bonds on the day preceding the due date of such principal or interest.

         (f) INTEREST PAYMENT DATES. Interest shall be payable in arrears on the following dates:

                           (1) with respect to interest payable at the Variable Rate, (i) interest accrued through the last day of each month shall be paid on the first Business Day of the immediately succeeding month and (ii) interest accrued through the last day of any Variable Rate Period shall be paid on the day immediately following such Variable Rate Period;

                           (2) with respect to interest payable at a Term Rate for any Term Rate Period of less than 6 months, interest accrued through the last day of such Term Rate Period shall be paid on the day immediately following such Term Rate Period; and

                           (3) with respect to interest payable at a Term Rate for any Term Rate Period of 6 months or more, (i) interest accrued through the last day of the immediately preceding month shall be paid (A) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Term Rate Period began and (B) semiannually thereafter, and (ii) interest accrued through the last day of such Term Rate Period shall be paid on the day immediately following such Term Rate Period.

         SECTION 3.2 VARIABLE RATE. (a) The Bonds shall initially bear interest at the Variable Rate which shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Bonds.

         (b) The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent periodically during a Variable Rate Period as provided below in this section.

         (c) The Variable Rate shall be determined on the last Business Day immediately prior to the commencement of each Variable Rate Period and on Wednesday of each calendar week during such Variable Rate Period, or if any such Wednesday is not a Business Day, on the next succeeding Business Day. The Variable Rate so determined shall become effective on the day following each date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that the Variable Rate effective on the date of issuance of the Bonds shall continue in effect through the determination date next following such date of issuance; and provided further, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the Variable Rate for each weekly period shall, until a determination is thereafter made by the Remarketing Agent, be determined on each determination date by the Trustee (at the expense, if any, of the Company) as the rate per annum equal to the J. J. Kenny index rate for high grade tax-exempt obligations having maturities of 30 days.

         (d) The Variable Rate shall be determined by the Remarketing Agent and shall be the interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds equal to 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. On each Variable Rate determination date the Remarketing Agent shall deliver written notice of the Variable Rate so determined to the Trustee. Upon the request of any Bondholder or the Company, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect.

         (e) The Variable Rate determined from time to time by the Remarketing Agent shall be conclusive and binding on the Board, the Company, the Trustee and the Bondholders; provided, however, that the Variable Rate may never exceed the Maximum Rate.

         SECTION 3.3 TERM RATE. (a) The Bonds shall bear interest at a Term Rate during each Term Rate Period of 30 days, 6 months, 1 year or any multiple of 1 year specified by the Company as provided below in this section.

         (b) The Term Rate shall be a fixed rate per annum which shall be applicable during the entire Term Rate Period and shall be determined by the Remarketing Agent as provided below in this section.

         (c) The Company may elect that the Bonds bear interest at a Term Rate by delivery of written notice of such election to the Trustee not less than 40 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Term Rate Period elected; provided, however, that (i) as a condition to the establishment of a Term Rate, the Company shall cause to be delivered to the Board and the Trustee and opinion of Bond Counsel stating that the establishment of such Term Rate will not cause the interest income on the Bonds to become Taxable, (ii) if such election is made during a Term Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Term Rate Period then in effect,
(iii) either (A) the Letter of Credit then in effect must have a Stated Expiration Date that is not earlier than the 15th day following the expiration of such Term Rate Period, provide coverage of interest on the Bonds at the Maximum Rate for a number of days not less than the sum of 15 days plus the maximum number of days between Interest Payment Dates with respect to such Term Rate Period and provide coverage for the payment of the maximum redemption premium payable with respect to the Bonds during such Term Rate Period, or (B) as a condition to the establishment of such Term Rate Period, the Company shall be required to deliver to the Trustee a Substitute Letter of Credit in accordance with the provisions of Section 3.7 hereof, and (iv) the Term Rate Period may not extend beyond the day immediately prior to the final maturity of the Bonds. The Trustee shall deliver a copy of such notice to the Board, the Remarketing Agent, the Tender Agent and the Credit Obligor on or before the following Business Day, and to each Holder of the Bonds not less than 30 days prior to the Conversion Date. Any such election by the Company shall be irrevocable after 3:00 p.m. (Detroit, Michigan time) on the last Business Day immediately prior to the proposed Conversion Date. A notice given by the Company pursuant to this section may specify that successive Term Rate Periods of specified lengths shall be established with respect to the Bonds. If such notice is provided to the Trustee and the other requirements of this section are met as of each Conversion Date, no additional notice shall be required from the Company to establish a new Term Rate on each such Conversion Date. Any such notice may be revoked prior to 3:00 p.m. (Detroit, Michigan time) on the last Business Day immediately prior to each proposed Conversion Date, but such revocation shall be applicable only with respect to proposed Term Rate Periods commencing after the date of the notice of revocation.

         (d) Not less than 20 days prior to the proposed Conversion Date, the Remarketing Agent shall determine the preliminary interest rate for such Term Rate Period (herein called the "Term Rate"), and not less than 7 days prior to the proposed Conversion Date, the Remarketing

Agent shall fix the final Term Rate, provided that the final Term Rate so determined shall be no lower than the preliminary Term Rate previously determined. The Term Rate shall be the interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Term Rate Period began on such date; provided, however, that the Term Rate may not exceed the Maximum Rate. The Remarketing Agent shall deliver written notice of the Term Rate to the Trustee on the date it is determined. The Trustee shall deliver a copy of such notice to the Board and the Company on or before the following Business Day.

         (e) Notwithstanding the foregoing, a Term Rate shall not be established if (i) the Company delivers to the Trustee written notice of revocation of its election to establish the Term Rate before 3:00 p.m. (Detroit, Michigan time) on the last Business Day immediately prior to the proposed Conversion Date or (ii) prior to 10:00 a.m. (Detroit, Michigan time) on the Conversion Date, the Trustee does not receive (a) the Substitute Letter of Credit that was to be effective on such Conversion Date and the Related Documentation required pursuant to Section 3.7(f) hereof and (b) the opinion of Bond Counsel required pursuant to Section 3.3(c) hereof. If all conditions to the establishment of a Term Rate are not satisfied, the Bonds shall continue (or, if a Term Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

         (f) The Term Rate determined by the Remarketing Agent shall be conclusive and binding on the Board, the Company, the Trustee and the Bondholders; provided, however, that the Term Rate may never exceed the Maximum Rate.

         SECTION 3.4 OPTIONAL TENDERS. (a) The Holder of any Bond shall have the right to tender such Bond to the Trustee or Tender Agent for purchase in whole or in part on any Business Day during a Variable Rate Period, at a purchase price equal to 100% of the principal amount of Bonds (or portions thereof) tendered plus accrued interest to the specified purchase date. A Bond may only be tendered in part if the principal amount tendered and the principal amount to be retained by the Holder of such Bond are both in authorized denominations. In order to exercise such option with respect to any Bond, the Holder thereof must deliver notice thereof to the Trustee, as provided below in this section, at its principal office at least 7 days prior to the proposed Optional Tender Date.

         (b) Any such notice of Optional Tender must be duly executed by the Bondholder and must specify (i) the name of the registered Holder of the Bond to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number and principal amount of such Bond, and (iv) the principal amount of such Bond to be purchased (if such amount is less than the entire principal amount, the amount to be purchased and the amount to be retained must both be in authorized denominations). Such notice may be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice.

         (c) Unless a notice of Optional Tender indicates that less than the entire principal amount of the Bond is being tendered for purchase, the Holder will be deemed to have tendered the Bond in its entire principal amount for purchase.

         (d) Not later than 3:00 p.m. (Detroit, Michigan time) on the Business Day after receipt of any such telephonic or written notice of Optional Tender the Trustee shall deliver written notice to the Tender Agent, the Remarketing Agent, the Company and the Credit Obligor specifying (i) the principal amount of Bonds for which a notice of Optional Tender has been given and (ii) the proposed Optional Tender Date therefor.

         (e) Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn. The Trustee shall, in its sole discretion, determine whether, with respect to any Bond, the Holder thereof shall have properly exercised the option to have his Bond purchased pursuant to this section.

         (f) If a written notice of tender shall have been duly given with respect to any Bond, the Holder of such Bond shall deliver such Bond to the Trustee at its principal office or to the Tender Agent at its principal office at or before 11:00 a.m. (Detroit, Michigan time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on such Bond or in such other form as shall be acceptable to the Trustee or the Tender Agent). Any Bond for which a notice of tender has been given but which is not so delivered to the Trustee or Tender Agent (an "Unsurrendered Bond") shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date.

         (g) On each Optional Tender Date the Trustee shall purchase, or cause to be purchased, all Bonds as to which written notices of tender for purchase have been received at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any. Funds for payment of the purchase price of such Bonds shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 7.2 hereof.

         (h) If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Bonds shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the Optional Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Optional Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Bonds from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Bonds to the Holders thereof and cancel such Unsurrendered Bonds.

         (i) Anything in this Indenture to the contrary notwithstanding, no Optional Tender of Bonds shall be permitted (i) for Pledged Bonds, or (ii) for any Bond which is deemed paid under the provisions of Article XIII hereof.

         SECTION 3.5 MANDATORY TENDERS. (a) The Holder of each Bond shall be required to tender such Bond to the Trustee or Tender Agent for purchase on the following dates (each such date being herein called a "Mandatory Tender Date"):

                 (1)       each proposed Conversion Date,

                 (2) the date immediately following the expiration of a Term Rate Period,

                 (3) 20 days after the Trustee receives written notice from the Credit Obligor (i) stating that an event of default, as therein defined, has occurred and is continuing under the Credit Agreement, and (ii) directing the Trustee to effect a Mandatory Tender of all the Bonds,

                 (4) on any date proposed by the Company for delivery of a Substitute Letter of Credit; provided, however, that the Holder of any Bond may waive the requirement for such tender and may retain such Bond notwithstanding the substitution of the Letter of Credit by delivering written notice of such waiver and retention to the Trustee and the Remarketing Agent not less than 7 days prior to the Mandatory Tender Date; and

                 (5) 15 days prior to the Stated Expiration Date of the Letter of Credit.

If any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day.

         (b) Notice of a Mandatory Tender shall be given by the Trustee by registered or certified mail, mailed to the Holders of all Bonds at their addresses appearing on the Bond Register not less than 30 days prior to the Mandatory Tender Date in the case of a Mandatory Tender pursuant to clauses
(1), (2) and (5) of this section and not less than 15 days prior to the Mandatory Tender Date in the case of a Mandatory Tender pursuant to clauses (3) and (4) of this section. Such notice of Mandatory Tender shall

                 (1)       specify the Mandatory Tender Date,

                 (2) state the reason for the Mandatory Tender (that is, the applicable event listed in subsection (a) of this section), and

                 (3) state that all Bonds shall be tendered by the Holder thereof to the Trustee at its principal office or to the Tender Agent at its principal office at or before 11:00 a.m. (Detroit, Michigan time) on such Mandatory Tender Date, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in such form as shall be acceptable to the Trustee or Tender Agent), and shall be purchased on the Mandatory Tender Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, and any Bond that is not so delivered to the Trustee or Tender Agent shall be deemed to have been tendered for purchase by the Holder thereof on the Mandatory Tender Date.

         (c) All Bonds shall be tendered by the Holders thereof for purchase at or before 11:00 a.m. (Detroit, Michigan time) on the Mandatory Tender Date, by delivering such Bonds to the Trustee at its principal office or to the Tender Agent at its principal office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Bonds or such other form as shall be acceptable to the Trustee or Tender Agent). All Bonds so to be purchased that are not delivered to the Trustee or Tender Agent on the Mandatory Tender Date ("Unsurrendered Bonds") shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date.

         (d) On the Mandatory Tender Date, the Trustee shall purchase, or cause to be purchased, all Bonds at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any. Funds for payment of the purchase price of such Bonds shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 7.2 hereof.

         (e) If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Bonds shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the relevant Mandatory Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Mandatory Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Bonds from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Bonds to the Holders thereof and cancel such Unsurrendered Bonds.

         (f) After notice of a Mandatory Tender has been given by the Trustee, the Bonds shall be subject to Mandatory Tender notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.

         SECTION 3.6 PROCEDURES FOR PURCHASE AND REMARKETING OF BONDS; DELIVERY OF PURCHASED AND REMARKETED BONDS. (a) The Remarketing Agent will use its best efforts to remarket all Bonds tendered or deemed to be tendered for purchase pursuant to the Optional or Mandatory Tender provisions hereof, subject to the provisions of subsection (g) of this section. The Company may at any time, upon written direction to the Remarketing Agent, direct the Remarketing Agent to cease or resume the remarketing of some or all of the Bonds.

         (b) At or prior to 11:00 a.m. (Detroit, Michigan time) on any Tender Date (or at such other time to which the Trustee shall agree), the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee specifying or confirming the names, addresses, and taxpayer identification numbers of the purchasers of, and the principal amount and denominations of, such Bonds, if any, remarketed by it pursuant to this section and shall specify in such notice which, if any, of such purchasers is the Board, the Company or an Affiliate. The Remarketing Agent shall make appropriate settlement arrangements between the purchasers of such remarketed Bonds and the Trustee, and shall direct such purchasers by appropriate instructions to pay the purchase price of such Bonds to the Trustee at or before 11:00 a.m. (Detroit, Michigan time) on the Tender Date. The Trustee shall deposit the proceeds of any such remarketing in the Bond Purchase Fund.

         (c) At or before 3:30 p.m. (Detroit, Michigan time) on each Tender Date the Trustee shall pay the purchase price to each Holder of a Bond (or portion thereof) tendered for purchase. The Trustee shall pay the purchase price of each Bond tendered by check or draft mailed by the Trustee to the Holder of such Bond at his address appearing in the Bond Register or, upon the written request of such Holder accompanied by adequate instructions, by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee. The Trustee shall pay such purchase price from money on deposit in the Bond Purchase Fund; provided, that the Trustee shall not pay the purchase price of any Unsurrendered Bond, unless and until the Holder of such Unsurrendered Bond presents such Unsurrendered Bond to the Trustee or Tender Agent. All Bonds so purchased by the Trustee shall be delivered by the Trustee or Tender Agent in accordance with this section.

         (d) The Trustee and the Tender Agent shall hold all Bonds delivered to them pursuant to the Optional or Mandatory Tender provisions hereof in trust solely for the benefit of the respective Holders who shall have so delivered such Bonds until money representing the purchase price of such Bonds shall have been delivered to or for the account of such Holder.

         (e) Bonds purchased by the Trustee with money drawn under the Letter of Credit (herein referred to as "Pledged Bonds") shall be held by the Trustee or Tender Agent for the benefit of the Credit Obligor, as pledgee, subject to the following terms and conditions:

                 (1) If, following a draw under the Letter of Credit to pay the purchase price of Tendered Bonds, the amount so drawn has been reinstated in accordance with the terms of the Letter of Credit, the Trustee shall immediately advise the Tender Agent that such Bonds shall no longer be considered "Pledged Bonds", and the Trustee shall register such Bonds as follows: (i) if such Bonds have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Bonds have not been remarketed, in the name of the Company. Bonds registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Bonds registered in the name of the Company shall be held by the Trustee or Tender Agent for the account of the Company or, upon written request of the Company, shall be delivered to the Company.

                 (2) If the amount drawn under the Letter of Credit to pay the purchase price of Tendered Bonds has not been reinstated by the close of business on the Tender Date, then the Trustee shall register such Pledged Bonds in the name of the Credit Obligor, as pledgee. Such Pledged Bonds shall be held by the

         Trustee or Tender Agent on behalf of the Credit Obligor, as pledgee, until the amount drawn under the Letter of Credit to pay the purchase price of such Tendered Bonds has been reinstated or, upon written request of the Credit Obligor, shall be delivered to the Credit Obligor. Upon receipt by the Trustee of written notice from the Credit Obligor of the reinstatement of the amount so drawn under the Letter of Credit to pay the purchase price of Tendered Bonds, the Trustee shall immediately advise the Tender Agent, whereupon such Bonds shall no longer be considered "Pledged Bonds" and shall, subject to the provisions of subsection (g) of this section, be disposed of as provided in paragraph (1) of this subsection (e). The Trustee shall give prompt notice to the Tender Agent of the reinstatement of the Letter of Credit.

         (f) Bonds purchased by the Trustee with money from any source other than money drawn under the Letter of Credit shall be registered as follows: (i) if such Bonds have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Bonds have not been remarketed, in the name of the Company. Bonds registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Bonds registered in the name of the Company shall be held by the Trustee or Tender Agent for the account of the Company or, upon written request of the Company, shall be delivered to the Company.

         (g) Any provision of this Indenture to the contrary notwithstanding, if the Bonds are purchased pursuant to the Optional or Mandatory Tender provisions of this Indenture and the Letter of Credit has expired or terminated (or will expire or terminate within 30 days), the Bonds may not be sold or remarketed unless the Letter of Credit has been extended to a date which is not sooner than one year after the date that such Bonds are remarketed, or there is delivered to the Trustee a Substitute Letter of Credit satisfying the requirements of Section 3.7 hereof (except that the Company shall not be required to give the notice required in Section 3.7(d) hereof). Bonds purchased pursuant to the provisions of Section 3.5(a)(3) hereof may not be sold or remarketed without the consent of the Credit Obligor.

         (h) Any Bond remarketed by the Remarketing Agent that has been called for prior redemption shall be redelivered with a copy of the redemption notice, and any Bond as to which notice of Mandatory Tender has been given shall be redelivered with a copy of the notice of Mandatory Tender. In addition, if the maturity of the Bonds has been accelerated pursuant to the provisions of Article X hereof, any Bond remarketed shall be redelivered with written notice of such acceleration.

         (i) Bonds purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture shall not, by virtue of such purchase, be deemed paid or cancelled, but shall remain Outstanding until deemed paid under the provisions of Article XIII hereof.

         SECTION 3.7 LETTER OF CREDIT. (a) Simultaneously with the delivery of the Bonds to the original purchasers thereof, the Board has caused the Company to deliver to the Trustee the initial Letter of Credit (the "Initial Letter of Credit"). The Initial Letter of Credit has a Stated Expiration Date of May 15,1998.

         (b) The Company may at any time and from time to time deliver another irrevocable letter of credit (a "Substitute Letter of Credit") to the Trustee in substitution for the Letter of Credit then held by the Trustee (the "Existing Letter of Credit"), provided that

                 (1) such Substitute Letter of Credit complies with the applicable conditions set forth in subsection (e) of this section and

                 (2) simultaneously with the delivery of such Substitute Letter of Credit the Company delivers to the Trustee any related documentation required by subsection (f) of this section (the "Related Documentation").

         (c) The Company may, but shall not be required to, deliver a Substitute Letter of Credit to the Trustee prior to the expiration of the Letter of Credit then in effect; provided, however, that if a Substitute Letter of Credit and the Related Documentation are not delivered to the Trustee at least 45 days prior to the Stated Expiration Date of the then Existing Letter of Credit, the Bonds shall be subject to a Mandatory Tender.

         (d) The Company shall deliver to the Trustee 30 days' prior written notice of its intention to deliver a Substitute Letter of Credit.

         (e) Each Substitute Letter of Credit delivered to the Trustee pursuant to this section must meet the following criteria:

                 (1) such Substitute Letter of Credit must be substantially in the same form and of the same tenor as the Initial Letter of Credit, except that such Substitute Letter of Credit must provide for the payment of interest on the Bonds (or the interest portion of the purchase price of Bonds tendered, or deemed tendered, for purchase) at the Maximum Rate, for whichever of the following periods shall be applicable: (i) if such Substitute Letter of Credit is to be effective during a Variable Rate Period, not less than 45 days, or (ii) if such Substitute Letter of Credit is to be effective during a Term Rate Period, a number of days not less than the sum of 15 days plus the maximum number of days between Interest Payment Dates with respect to such Term Rate Period,

                 (2) if such Substitute Letter of Credit is being delivered in connection with a conversion of the interest rate to a Term Rate, the effective date shall be not later than the Conversion Date, and the expiration date shall be no sooner than the 15th day following the expiration of the Term Rate Period commencing on the Conversion Date,

                 (3) such Substitute Letter of Credit must provide for payment of the maximum redemption premium payable with respect to the Bonds, and

                 (4) such Substitute Letter of Credit must have a Stated Expiration Date that is (i) the 15th day of a calendar month and (ii) not sooner than one year after its effective date; provided, however, that any Substitute Letter of Credit that is to be substituted for an Existing Letter of Credit that is effective during a Term Rate Period must have a Stated Expiration Date not sooner than the Stated Expiration Date of such Existing Letter of Credit.

         (f) Each Substitute Letter of Credit delivered to the Trustee must be accompanied by the following (herein referred to as the "Related Documentation"), to the extent applicable:

                 (1) if any Rating Agency maintains a rating with respect to the Bonds at the time of delivery of such Substitute Letter of Credit to the Trustee, written evidence from each such Rating Agency to the effect that the substitution of the proposed Substitute Letter of Credit will not, by itself, result in a reduction or withdrawal of its rating then assigned to the Bonds, and

                 (2) an opinion of counsel for the issuer of such Substitute Letter of Credit stating in effect that such Substitute Letter of Credit is a valid and binding obligation of the issuer thereof.

         (g) At the close of business on the effective date of any Substitute Letter of Credit, the Trustee shall return the Existing Letter of Credit to the issuer thereof, provided that any draws on such Existing Letter of Credit made on or prior to such date have been honored. Any draws that, under the terms of the Indenture, are to be made on the Letter of Credit on or prior to the effective date of a Substitute Letter of Credit shall be made under the Existing Letter of Credit. Not later than the close of business on the effective date of a Substitute Letter of Credit, the Company shall deliver to the Trustee written evidence that all obligations of the Company to the issuer of the Existing Letter of Credit for reimbursement of amounts drawn thereunder have been satisfied, and upon receipt of such evidence any Pledged Bonds held by the Trustee or the Tender Agent for the benefit of the issuer of the Existing Letter of Credit shall be delivered to, or upon the order of, the Company.

         (h) If the Trustee accepts a Substitute Letter of Credit as herein provided, then, unless such Substitute Letter of Credit was described in a notice of Mandatory Tender, the Trustee shall send written notice of such substitution to the Bondholders.

         (i) If Bonds are redeemed prior to maturity, the Trustee shall take any action necessary to reduce the interest portion of the Letter of Credit to the Maximum Interest Coverage, as therein defined.

         (j) In the event that the Letter of Credit in effect prior to a Conversion Date is to remain in effect during the Term Rate Period commencing on such Conversion Date, all of the requirements of this section with respect to the delivery of a Substitute Letter of Credit shall be applicable to such Letter of Credit except the provisions of subsection (f) of this section.

         (k) The extension of the expiration date of the Letter of Credit then in effect shall not constitute the delivery of a Substitute Letter of Credit hereunder.

         (l) The Letter of Credit shall be in effect so long as any portion of the principal of or the interest or premium, if any, on the Bonds is Outstanding.

         SECTION 3.8       CONCERNING THE CONFIRMATION OF THE LETTER OF CREDIT.
(a) Simultaneously with the delivery of the Bonds to the original purchasers thereof, the Board has caused the Company to deliver to the Trustee the initial Confirmation.

         (b) Except as provided in this Section 3.8, all references in the Indenture to the Letter of Credit shall be deemed to include the Confirmation unless the context clearly indicates otherwise.

         (c) In the event that the Trustee receives a notice from the Credit Obligor to the effect that the Credit Obligor has in effect a short-term rating from Moody's Investors Service of not less than P-1 and a short-term rating from S&P of not less than A-1 (which notice shall be accompanied by evidence of the effectiveness of both such ratings and evidence to the effect that the ratings on the Bonds will not be reduced or withdrawn as a result of the termination of the Confirmation), and as a result thereof the Credit Obligor directs that the Confirmation be terminated, the Trustee shall surrender the Confirmation to the Confirming Bank 10 days after receipt of such notice.

         (d) There may be substituted for any Confirmation then in effect a confirmation having different terms or issued by another confirming bank, but any such substitution shall be deemed to be the delivery of a Substitute Letter of Credit and, without limiting the generality of the foregoing, Sections 3.5(a)(4) and 3.7(d), (e), (f) and (h), shall apply to such substitution.

         (e) Except as otherwise provided in this Section 3.8(a), the extension of the expiration date of the Letter of Credit without a corresponding extension of any Confirmation then in effect shall be deemed to be the delivery of a Substitute Letter of Credit to which the provisions of
Section 3.7 hereof apply. The extension of the Confirmation shall not be considered the delivery of a Substitute Letter of Credit.

         (f) So long as the Confirmation shall be effective, in the event of an Act of Bankruptcy with respect to the Credit Obligor or in the event the Credit Obligor repudiates the Letter of Credit or wrongfully dishonors a draw made under the Letter of Credit pursuant to the provisions of Section 7.1 or
7.2 hereof, the Trustee shall draw upon the Confirmation in accordance with its terms and the provisions of the Indenture.

         (g) In the event that the Trustee receives any payment from the Credit Obligor under the Letter of Credit after the Trustee has made a drawing under the Confirmation and received payment from the Confirming Bank, the Trustee shall return any such payment received from the Confirming Bank in an amount not exceeding the lesser of such payment or the amount received from the Credit Obligor.

         (h) The Trustee shall hold any moneys received by virtue of a drawing under the Confirmation separate and apart from all other money and will not exercise any right to set-off or impose any lien or otherwise seek the right to obtain payment for fees or for any other purpose but shall apply such money solely to the payment of principal of and purchase price and interest on the Bonds in accordance with the provisions of Sections 7.1 and 7.2 hereof.

         (i) No investment will be made of money obtained by virtue of payments made by the Confirming Bank in any investment permitted hereunder except in such Eligible Investments that may be acquired by the Trustee with money paid by virtue of a drawing under the Letter of Credit.

         (j) The Trustee shall not transfer the Letter of Credit to a successor Trustee without simultaneously transferring the Confirmation to such successor Trustee.

         SECTION 3.9 PAYMENTS DUE ON NON-BUSINESS DAYS. If any payment on the Bonds is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the day such payment was due.

         SECTION 3.10 FORM OF BONDS. The Bonds and the Trustee's certificate of authentication and the form of assignment applicable thereto shall be in substantially the form hereinafter set forth with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable laws or rules or regulations, or as may, consistent herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds.

                                 (Form of Bond)

No. ____                                                           __________

                            UNITED STATES OF AMERICA

                                STATE OF ALABAMA

                        THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE CITY OF DEMOPOLIS

                      INDUSTRIAL DEVELOPMENT REVENUE BOND
                                  SERIES 1997
                       (McCLAIN OF ALABAMA, INC. PROJECT)

                                                                    Original
             Maturity                                               Issuance
               Date                      Cusip                        Date
            ----------                   -----                      --------
          April 1, 2007

Interest Rate:   This bond may bear interest at a Variable Rate or a Term Rate, as herein defined.  The interest rate now in effect is

                                  __________*

         For value received, THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DEMOPOLIS, a public corporation under the laws of Alabama (herein called the "Board"), will pay to ____________________________________________, or registered assigns, in lawful money of the United States of America, solely out of the revenues and receipts hereinafter referred to, the sum of

                   _________________________________ DOLLARS

on the date specified above with interest thereon from the date hereof, or the most recent date to which interest has been paid or duly provided, until the maturity hereof at the Variable Rate or Term Rate, as hereinafter provided.

         Interest at the Variable Rate and interest at the Term Rate for a Term Rate Period of less than 6 months shall be computed on the basis of a 365 or 366-day year, as the case may be, for the actual number of days elapsed. Interest at the Term Rate for each Term Rate Period of 6





----------------------------
     *Note:      The  Trustee is to insert one of  the following, as
                 appropriate:   "Variable Rate" or  "Term Rate of __% from
                 _______________ until _______________."   If Term  Rate is
                 appropriate, Trustee  will complete the blanks as appropriate.

months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each.

         Interest shall be payable (but solely from the source hereinafter described) on overdue principal on this bond and (to the extent legally enforceable) on any overdue installment of interest on this bond at the rate of interest last applicable to this bond when such overdue principal or interest became delinquent.

         Interest on this bond shall be payable in arrears on the following dates (each such date being herein called an "Interest Payment Date"):

                 (1) with respect to interest payable at the Variable Rate, (i) interest accrued through the last day of each month shall be paid on the first Business Day of the immediately succeeding month and
         (ii) interest accrued through the last day of any Variable Rate Period shall be paid on the day immediately following such Variable Rate Period (each such date being herein called a "Variable Rate Interest Payment Date");

                 (2) with respect to interest payable at a Term Rate for any Term Rate Period of less than 6 months, interest accrued through the last day of such Term Rate Period shall be paid on the day immediately following such Term Rate Period (each such date being herein called a "Term Rate Interest Payment Date"); and

                 (3) with respect to interest payable at a Term Rate for any Term Rate Period of 6 months or more, (i) interest accrued through the last day of the immediately preceding month shall be paid (a) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Term Rate Period began, and
         (b) semiannually thereafter, and (ii) interest accrued through the last day of such Term Rate Period shall be paid on the day immediately following such Term Rate Period (each such date being herein called a "Term Rate Interest Payment Date").

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this bond is registered at the close of business on the Regular Record Date for such interest, which shall be the day next preceding any Variable Rate Interest Payment Date or any Term Rate Interest Payment Date with respect to a Term Rate Period of less than 6 months, or the 15th day (whether or not a Business Day) next preceding any Term Rate Interest Payment Date with respect to a Term Rate Period of 6 months or more. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and shall be paid to the person in whose name this bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of such Special Record Date being given to Holders of the Bonds not less than 10 days prior to such Special Record Date.

         Payment of interest on this bond due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the person entitled thereto at his address appearing in the Bond Register maintained by the Trustee. Such payments shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of the principal of (and premium, if any, on) this bond and payment of accrued interest on this bond due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender of this bond at the principal office of the Trustee. Upon the terms and conditions of the Indenture the Holder of any Bond in a principal amount of not less than $1,000,000 may request that payment of Debt Service on such Bond be made by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

VARIABLE RATE

         The Bonds shall initially bear interest at the Variable Rate which shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Bonds. Each period during which the Variable Rate is in effect is herein called a "Variable Rate Period."

         The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent periodically during a Variable Rate Period as follows. The Variable Rate shall be determined on the last Business Day immediately prior to the commencement of each Variable Rate Period and on Wednesday of each calendar week during such Variable Rate Period, or if any such Wednesday is not a Business Day, on the next succeeding Business Day. The Variable Rate so determined shall become effective on the day following each date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that the Variable Rate effective on the date of issuance of the Bonds shall continue in effect through the determination date next following such date of issuance; and provided further, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the Variable Rate for each weekly period shall, until a determination is thereafter made by the Remarketing Agent, be determined on each determination date by the Trustee (at the expense, if any, of the Company) as the rate per annum equal to the J. J. Kenny index rate for high grade tax-exempt obligations having maturities of 30 days.

         The Variable Rate shall be determined by the Remarketing Agent and shall be the interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. The Maximum Rate is defined in the Indenture as the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Bonds. Upon the request of any Bondholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect.

         LaSalle National Bank, Chicago, Illinois, has been appointed as "Remarketing Agent" pursuant to the Indenture. The Indenture permits the Company, with the consent of the Credit Obligor, to remove such Remarketing Agent and appoint a successor, subject to certain terms and conditions specified in the Indenture.

TERM RATE

         The Bonds shall initially bear interest at the Variable Rate. In addition, the Bonds shall bear interest at a Term Rate during each Term Rate Period of 30 days, 6 months, 1 year or any multiple of 1 year specified by the Company as provided below. Each period during which a Term Rate is in effect is herein called a "Term Rate Period." The first day of any such Term Rate Period is herein called a "Conversion Date."

         The Term Rate shall be a fixed rate per annum which shall be applicable during the entire Term Rate Period and shall be determined by the Remarketing Agent as provided below.

         The Company may elect that the Bonds bear interest at a Term Rate by delivery of written notice of such election to the Trustee not less than 40 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Term Rate Period elected; provided, however, that (i) as a condition to the establishment of a Term Rate, the Company shall cause to be delivered to the Board and the Trustee an opinion of Bond Counsel stating that the establishment of such Term Rate will not cause the interest income on the Bonds to become taxable, (ii) if such election is made during a Term Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Term Rate Period then in effect, (iii) either (A) the Letter of Credit then in effect must have a Stated Expiration Date that is not earlier than the 15th day following the expiration of such Term Rate Period, provide coverage of interest on the Bonds at the Maximum Rate for a number of days not less than the sum of 15 days plus the maximum number of days between Interest Payment Dates with respect to such Term Rate Period and provide coverage for the payment of the maximum redemption premium payable with respect to the Bonds during such Term Rate Period, or, (B) as a condition to the establishment of such Term Rate Period, the Company shall be required to deliver to the Trustee a Substitute Letter of Credit in accordance with the provisions of the Indenture, and (iv) the Term Rate Period may not extend beyond the day immediately prior to the final maturity of the Bonds. Any such election by the Company shall be irrevocable after 3:00 p.m. (Detroit, Michigan time) on the last Business Day immediately prior to the proposed Conversion Date. A notice given by the Company may specify that successive Term Rate Periods of specified lengths shall be established with respect to the Bonds.
If such notice is provided to the Trustee and the other requirements of the Indenture are met as of each Conversion Date, no additional notice shall be required from the Company to establish a new Term Rate on each such Conversion Date. Any such notice may be revoked prior to 3:00 p.m. (Detroit, Michigan time) on the last Business Day immediately prior to each proposed Conversion Date, but such revocation shall be applicable only with respect to proposed Term Rate Periods commencing after the date of the notice of revocation.

         Not less than 20 days prior to the proposed Conversion Date, the Remarketing Agent shall determine the interest rate for such Term Rate Period (herein called the "Term Rate"), and not less than 7 days prior to the proposed Conversion Date, the Remarketing Agent shall fix the final Term Rate, provided that the final Term Rate so determined shall be no lower than the preliminary Term Rate previously determined. The Term Rate shall be the interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Term Rate Period began on such date; provided, however, that the Term Rate may not exceed the Maximum Rate.

         Notwithstanding the foregoing, a Term Rate shall not be established if

                 (1) the Company delivers to the Trustee written notice of revocation of its election to establish the Term Rate before 3:00 p.m. (Detroit, Michigan time) on the last Business Day immediately prior to the proposed Conversion Date or

                 (2) prior to 10:00 a.m. (Detroit, Michigan time) on the Conversion Date the Trustee does not receive (a) the Substitute Letter of Credit (if any) that was to be effective on such Conversion Date and the related documentation required under the Indenture in connection with the delivery of a Substitute Letter of Credit and (b) the opinion of Bond Counsel required under the Indenture.

If all conditions to the establishment of a Term Rate are not satisfied, the Bonds shall continue (or, if a Term Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

OPTIONAL TENDER

         The Holder of any Bond shall have the right to tender such Bond to the Trustee or to any Tender Agent appointed pursuant to the Indenture for purchase in whole or in part (if in part, only in an authorized denomination) on any Business Day during a Variable Rate Period at a purchase price equal to 100% of the principal amount of Bonds (or portions thereof) tendered plus accrued interest to the specified purchase date (an "Optional Tender Date"). A Bond may only be tendered in part if the principal amount tendered and the principal amount to be retained by the Holder of such Bond are both in authorized denominations. In order to exercise such option with respect to any Bond, the Holder thereof must deliver notice thereof to the Trustee, as provided below, at its principal office at least 7 days prior to the proposed Optional Tender Date.

         Any such notice of Optional Tender must be duly executed by the Bondholder and must specify (i) the name of the registered Holder of the Bond to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number and principal amount of such Bond, and (iv) the principal amount of such Bond to be purchased. If the amount to be purchased is less than the entire principal amount, both the amount to be purchased and the amount to be retained must be in authorized denominations. Such notice may be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice. A form of the Optional Tender Notice may be obtained from the Trustee upon request.

         Unless a notice of Optional Tender indicates that less than the entire principal amount of the Bond is being tendered for purchase, the Holder will be deemed to have tendered the Bond in its entire principal amount for purchase.

         Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn.

         If a written notice of Optional Tender shall have been duly given with respect to any Bond, the Holder of such Bond shall deliver such Bond to the Trustee at its principal office or to the Tender Agent at its principal office at or before 11:00 a.m. (Detroit, Michigan time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank. Any Bond for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent (an "Unsurrendered Bond") shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date.

         If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Bond shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the Optional Tender Date.

         Anything in this Bond or the Indenture to the contrary notwithstanding, no Optional Tender of Bonds shall be permitted (i) for Pledged Bonds, or (ii) for any Bond which is deemed Fully Paid within the meaning of the Indenture.

MANDATORY TENDER

         The Holder of each Bond shall be required to tender such Bond to the Trustee or Tender Agent for purchase on the following dates (each such date being herein called a "Mandatory Tender Date"): (i) each proposed Conversion Date, (ii) the date immediately following the expiration of a Term Rate Period,
(iii) 20 days after the Trustee receives written notice from the Credit Obligor
(a) stating that an event of default, as therein defined, has occurred and is continuing under the Credit Agreement, and (b) directing the Trustee to effect a Mandatory Tender of all the Bonds, (iv) on any date proposed by the Company for delivery of a Substitute Letter of Credit; provided however, that the Holder of any Bond may waive the requirement for such tender and may retain such Bond notwithstanding the delivery of a Substitute Letter of Credit by delivering written notice of such waiver and retention to the Trustee and the Remarketing Agent not less than 7 days prior to the Mandatory Tender Date, and
(v) 15 days prior to the Stated Expiration Date of the Letter of Credit. If any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day.

         Notice of a Mandatory Tender shall be given by the Trustee by registered or certified mail, mailed to the Holders of all Bonds at their addresses appearing on the Bond Register not less than 30 days prior to the Mandatory Tender Date in the case of a Mandatory Tender pursuant to clauses
(i), (ii) and (v) of the preceding paragraph, and not less than 15 days prior to the Mandatory Tender Date in the case of a Mandatory Tender pursuant to clauses (iii) and (iv) of the preceding paragraph. Such notice of Mandatory Tender shall, among other things, specify the Mandatory Tender Date and the reason for such Mandatory Tender.

         All Bonds shall be tendered by the Holders thereof for purchase at or before 11:00 a.m. (Detroit, Michigan time) on the Mandatory Tender Date, by delivering such Bonds to the Trustee at its principal office or to the Tender Agent at its principal office, together with an instrument of assignment or transfer duly executed in blank. All Bonds so to be purchased that are not delivered to the Trustee or Tender Agent on the Mandatory Tender Date ("Unsurrendered Bonds") shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date.

         If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Bond shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the relevant Mandatory Tender Date.

         After notice of a Mandatory Tender has been given by the Trustee, the Bonds shall be subject to Mandatory Tender notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.

         This Bond is one of a duly authorized issue of bonds (herein called the "Bonds") authorized to be issued in the principal amount of $5,225,000.
The principal of and the interest and premium (if any) on the Bonds are payable solely out of the revenues and receipts to be derived from the leasing or sale of certain real property owned by the Board and situated in Marengo County, Alabama, the manufacturing plant located thereon (herein called the "Plant") and certain machinery, equipment and other personal property (herein called the "Equipment") acquired and installed in and around the Plant (the said real property, the Plant and the Equipment, as they may at any time exist, being herein together called the "Project"). Payment of the principal of and the interest and premium (if any) on the Bonds is secured, pro rata and without preference or priority of one bond over another, by a valid pledge of the said revenues and receipts out of which they are payable and by a Trust Indenture dated as of April 1, 1997 (herein called the "Indenture"), from the Board to LaSalle National Bank, as trustee (herein called the "Trustee"). In connection with the issuance of the Bonds, the Board has leased the Project to McClain of Alabama, Inc., a Michigan corporation (herein, together with its successors and assigns, called the "Company"), under a Lease Agreement dated as of April 1, 1997 (herein called the "Lease"), which obligates the Company to pay rent directly to the Trustee, for the account of the Board, on such dates and in such amounts as will provide moneys sufficient to pay, when due, the principal of and the interest and premium (if any) on the Bonds and to pay the purchase price of Bonds required to be purchased on Optional or Mandatory

Tender. The Bonds are further secured by a Bond Guaranty Agreement dated as of April 1, 1997, between the Company and the Trustee pursuant to which the Company has guaranteed the full and prompt payment of the principal of and the interest and premium (if any) on the Bonds and the purchase price of Bonds required to be purchased on Optional or Mandatory Tender.

         As additional security for the payment of the Bonds, the Company has caused Standard Federal Bank (in its capacity as issuer of the initial Letter of Credit referred to below, herein called the "Credit Obligor") to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Bonds, to enable the Trustee to pay the principal amount of Bonds when due and to pay the principal portion of the purchase price of Bonds tendered (or deemed tendered) to the Trustee for purchase and (ii) the maximum amount of interest payable on the Bonds at the rate of 12% per annum for a period of 45 days, to enable the Trustee to pay interest on the Bonds when due and to pay the interest portion of the purchase price of Bonds tendered (or deemed tendered) to the Trustee for purchase. Subject to the terms and conditions of the Indenture, the Company may, at its option, replace such letter of credit with a substitute letter of credit. The initial letter of credit so delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to the Indenture are herein referred to as the "Letter of Credit." Further, the Company has caused LaSalle National Bank to issue an irrevocable confirmation of the Letter of Credit.

         The initial Letter of Credit will be issued by the Credit Obligor pursuant to a Reimbursement Agreement dated as of April 1, 1997 (the "Credit Agreement") between the Credit Obligor and the Company, whereby the Company will agree, among other things, to reimburse the Credit Obligor for all amounts drawn by the Trustee pursuant to the initial Letter of Credit.

         As security for the Company's obligations under the Credit Agreement, the Company and the Board have executed a Mortgage, Assignment of Leases and Security Agreement dated as of April 1, 1997 (the "Mortgage") in favor of the Credit Obligor, whereby the Credit Obligor will be granted a mortgage, assignment and pledge of, and security interest in, the Project, the rights of the Board and the Company under the Lease Agreement, the revenues and receipts from the Project, and certain other collateral. The lien and security interest of the Mortgage with respect to the rights of the Board in the Lease and said revenues and receipts are senior and superior to the assignment and pledge of said rights, revenues and receipts contained in the Indenture. except with respect to money and investments from time to time on deposit in, or forming a part of, the special funds created in the Indenture.

         Reference is hereby made to the Indenture for a description of the Project, the nature and extent of the security afforded thereby, the rights and duties of the Board and the Trustee with respect thereto and the rights of the holders of the Bonds. The Indenture provides, inter alia, (1) that in the event of default by the Board in the manner and for the time therein provided, the Trustee may, with the consent of the Credit Obligor, declare the principal of this Bond immediately due and payable, whereupon the same shall thereupon become immediately due and payable and the Trustee shall be entitled to pursue the remedies provided in the Indenture, and (2) that all remedies of the Holders of Bonds thereunder are vested exclusively in the Trustee for the equal and pro rata benefit of all the Holders of the Bonds, unless the Trustee refuses or neglects to act within a reasonable time after written request so to act addressed to the Trustee by the Holders of twenty-five per cent (25%) in principal amount of the outstanding Bonds, accompanied by indemnity satisfactory to the Trustee, in which event the Holder of any of the Bonds may (subject to the terms of the Indenture) thereupon so act in the name and behalf of the Trustee or may so act in his own name in lieu of action by or in the name and behalf of the Trustee, but that otherwise no Holder of any of the Bonds shall have the right to enforce any remedy thereunder, and then only for the equal and pro rata benefit of the Holders of all the Bonds. The Indenture also provides that the Board and the Trustee, with the written consent of the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding under the Indenture, may at any time and from time to time amend the Indenture or any Indenture supplemental thereto, and that, so long as a Letter of Credit shall be in effect or any Bonds constitute Pledged Bonds and there is no default by the Credit Obligor thereunder, the Credit Obligor shall be deemed to be the only Holder of all the Bonds for the purpose of granting such consent; provided that no such amendment shall (a) without the consent of the Credit Obligor (if any) and the Holder of each bond affected, reduce the principal of or the rate of interest on or the premium payable upon the redemption of, any bond, or (b) without the consent of the Credit Obligor (if any) and the Holders of all the Bonds then outstanding under the Indenture, extend the maturity of any installment of principal or interest on any of the Bonds, create a lien or charge on the Project or the revenues and receipts therefrom ranking prior to the lien and charge thereon contained in the Indenture, effect a preference or priority of any bond over any other bond or reduce the aggregate principal amount of Bonds the Holders of which are required to consent to any such amendment. By acceptance of this Bond, the Holder consents to the provisions of the Indenture.

         Subject to the Indenture, the Bonds are issuable as registered Bonds in the denominations of $5,000 and any integral multiple thereof except that Bonds authenticated when bearing interest at the Variable Rate Mode shall be in denominations of $100,000 and any larger denomination that is an integral multiple of $5,000. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, if any, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

         This Bond is transferable by the registered Holder hereof or his duly authorized attorney at the principal corporate trust office of the Trustee upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Trustee, subject to such reasonable regulations as the Board or the Trustee may prescribe, and upon payment of any tax or other governmental charge incident to such transfer.
Upon any transfer, a new Bond or Bonds in the same aggregate principal amount will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered shall be deemed the Holder hereof for all purposes, and the Board, the Tender Agent, the Remarketing Agent and the Trustee shall not be affected by any notice to the contrary.

         The Bonds are subject to redemption prior to maturity as follows:

         (a) The Bonds are subject to mandatory redemption in whole on any date prior to maturity in the event of the occurrence of a Determination of Taxability (as defined in the

Indenture) at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date.

         (b) The Bonds, if bearing interest at a Variable Rate, are subject to optional redemption by the Board, upon the direction of the Company, in whole or in part (but if in part, only in multiples of $100,000 or any larger amount that is an integral multiple of $5,000, with those to be redeemed to be selected by the Trustee), on any date at and for a redemption price equal to the principal amount redeemed plus accrued interest thereon to the date fixed for redemption.

         (c) The Bonds, if bearing interest at the Term Rate, are subject to redemption on any date in whole at and for a redemption price with respect to each such Bond redeemed equal to the principal amount thereof plus accrued interest thereon to the date fixed for redemption, but only upon receipt by the Trustee of a written certificate from the Company stating that within 120 days prior to the date of such certificate (i) the Project has been damaged or destroyed to such extent that, in the opinion of an Independent Engineer (as defined in the Indenture), it cannot be reasonably restored within a period of four six (6) consecutive months or the Company is thereby prevented from carrying on its normal operations therein for a period of not less than twelve
(12) consecutive months or the cost of restoration thereof would exceed the net insurance proceeds referable to such damage or destruction plus certain self-insurance, or (ii) title to, or the temporary use of, any part of the Project has been taken by eminent domain, and such taking or takings results or, in the opinion of an Independent Engineer (as defined in the Indenture), are likely to result in the Company being thereby prevented from carrying on its normal operations therein for a period of not less than six (6) consecutive months, or (iii) there has occurred a change in the economic availability of raw materials, operating supplies or facilities necessary for the operation of the Project or such technological or other change which in the good faith judgment of the Company renders the Project uneconomic and the Company has determined (as evidenced by a resolution of its board of directors) to discontinue the operation thereof, or (iv) as a result of changes in the Constitution of the United States of America or the Constitution of Alabama or of legislative or administrative action (whether state or federal) or by final decree or judgment or order of any court or administrative body (whether state or federal), entered after the contest thereof by the Company in good faith, the Lease has become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties thereto as expressed therein or unreasonable burdens or excessive liabilities have been imposed on the Board or the Company.

         (d) The Bonds, if bearing interest at the Term Rate, are subject to redemption by the Board, upon the direction of the Company, in whole or in part (but if in part, only in multiples of $5,000, with those to be redeemed to be selected by the Trustee), on any date during the redemption periods and at the redemption prices (expressed as a percentage of the principal amount to be redeemed) set forth below, plus interest accrued to the redemption date:

            Length of Currently Applicable                          Dates after which Redemption
                   Term Rate Period                                        is Allowed and
              (Expressed in Whole Years)                                  Redemption Prices
                                                       after 5 years at 102%, declining by 0.5% semiannually
 greater than 7  . . . . . . . . . . . . . . . . .     to 100%
 less than or equal to 7 and                           after 3 years at 102%, declining by 0.5% semiannually
 greater than 4  . . . . . . . . . . . . . . . . .     to 100%

 less than or equal to 4 . . . . . . . . . . . . .     not callable


         Any notice of redemption, identifying the Bonds or portion thereof to be redeemed, shall be given by first class mail to the registered Holder of each Bond to be redeemed in whole or in part at the address shown on the Bond Register of the Issuer not more than 60 days and not fewer than 30 days prior to the redemption date. All Bonds so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption and any accrued interest payable on the redemption date are on deposit at the principal place of payment at that time.

         The Board is a public corporation organized under the provisions of
Article 4 of Chapter 54 of Title 11 of the Code of Alabama of 1975, as amended, and the Bonds are authorized to be issued for purposes for which bonds are authorized to be issued under the provisions of said article. The covenants and representations herein contained or contained in the Indenture do not and shall never constitute a personal or pecuniary liability or charge against the general credit of the Board, nor shall the City of Demopolis, Alabama, in any manner be liable for payment of the principal of or the interest or premium (if any) on the Bonds or for the performance of the undertakings of the Board contained herein or in the Indenture.

         It is hereby certified that all conditions, actions and things required by the Constitution and laws of Alabama to exist, be performed and happen precedent to or in the issuance of this bond do exist, have been performed and have happened in due and legal form.

         Execution by the Trustee of the authentication certificate hereon is essential to the validity hereof and is conclusive of the due issue hereof under the Indenture.

         IN WITNESS WHEREOF, the Board has caused this bond to be executed in its name and behalf with a facsimile of the signature of the Chairman of its Board of Directors, has caused a facsimile of its corporate seal to be hereunto imprinted, has caused this Bond to be attested by its Secretary, and has caused this Bond to be dated _______________, 1997.


                                          THE INDUSTRIAL DEVELOPMENT BOARD
                                               OF THE CITY OF DEMOPOLIS


                                       By
                                         --------------------------------------
                                           Chairman of the Board of Directors

Attest:


-------------------------------------------
                   Secretary


                 (Form of Trustee's Authentication Certificate)

                  The within bond is one of those described
                   in the within-mentioned Trust Indenture.


                                          LASALLE NATIONAL BANK,
                                                 Trustee


                                       By
                                         --------------------------------------
                                                  Its Authorized Officer

Date of Authentication:
                       -----------------

                              (FORM OF ASSIGNMENT)

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite Name and Address including Zip Code of Transferee) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________________________________________ to
transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

         Dated this _____ day of ____________________, ________.


                                          --------------------------------------
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as it appears on the face of the
                                          within Bond in every particular,
                                          without alteration or enlargement or
                                          any change whatever.

Signature Guaranteed:


---------------------------------------------------
            (Bank, Broker or Firm)*

By
  -------------------------------------------------
              (Authorized Officer)

Its Medallion Number:
                     ------------------------------
* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of a recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

         SECTION 3.11 EXECUTION AND DELIVERY OF THE BONDS. The Bonds shall be forthwith executed and delivered to the Trustee and shall be authenticated and delivered by the Trustee upon receipt by the Trustee of an order signed on behalf of the Board by the Chairman or the Vice Chairman of the Directors, requesting such authentication and delivery and designating the person to receive the same or any part thereof.

         SECTION 3.12 APPLICATION OF PROCEEDS FROM SALE OF BONDS. The proceeds derived from the sale of the Bonds shall be paid to the Trustee and promptly thereafter deposited in the Construction Fund.

                                   ARTICLE IV

                             REDEMPTION PROVISIONS

         SECTION 4.1 REDEMPTION DATES AND PRICES OF THE BONDS. The Bonds may not be called for redemption prior to maturity except as follows:

                 (a) MANDATORY REDEMPTION OF BONDS UPON OCCURRENCE OF DETERMINATION OF TAXABILITY. The Bonds are subject to mandatory redemption in whole on any date prior to maturity in the event of a Determination of Taxability at and for a Redemption price with respect to each such Bond redeemed equal to 100% of the principal amount thereof plus accrued interest to the redemption date. If called for redemption prior to maturity upon such occurrence, the Bonds must be redeemed within the time set forth in Section 5.7 of the Lease following the Determination of Taxability.

                 (b) OPTIONAL REDEMPTION OF VARIABLE RATE BONDS. The Bonds, if bearing interest at the Variable Rate, are subject to optional redemption by the Board, upon the direction of the Company, in whole or in part (but if in part, only in multiples of $100,000 or any larger amount that is an integral multiple of $5,000), on any date at and for a redemption price equal to the principal amount redeemed plus accrued interest to the redemption date.

                 (c) EXTRAORDINARY OPTIONAL REDEMPTION OF TERM RATE BONDS. The Bonds, if bearing interest at the Term Rate, are subject to redemption on any date in whole at and for a redemption price with respect to each such Bond redeemed equal to the principal amount thereof plus accrued interest thereon to the date fixed for redemption, but only upon receipt by the Trustee of a written certificate from the Company stating that within 120 days prior to the date of such certificate (i) the Project has been damaged or destroyed to such extent that, in the opinion of an Independent Engineer (as defined in the Indenture), it cannot be reasonably restored within a period of six (6) consecutive months or the Company is thereby prevented from carrying on its normal operations therein for a period of not less than twelve (12) consecutive months or the cost of restoration thereof would exceed the net insurance proceeds referable to such damage or destruction plus certain self-insurance, or (ii) title to, or the temporary use of, any part of the

         Project has been taken by eminent domain, and such taking or takings results or, in the opinion of an Independent Engineer (as defined in the Indenture), are likely to result in the Company being thereby prevented from carrying on its normal operations therein for a period of not less than six (6) consecutive months, or (iii) there has occurred a change in the economic availability of raw materials, operating supplies or facilities necessary for the operation of the Project or such technological or other change which in the good faith judgment of the Company renders the Project uneconomic and the Company has determined (as evidenced by a resolution of its board of directors) to discontinue the operation thereof, or (iv) as a result of changes in the Constitution of the United States of America or the Constitution of Alabama or of legislative or administrative action (whether state or federal) or by final decree or judgment or order of any court or administrative body (whether state or federal), entered after the contest thereof by the Company in good faith, the Lease has become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties thereto as expressed therein or unreasonable burdens or excessive liabilities have been imposed on the Board or the Company. In the event that the redemption of the Bonds is to be made pursuant to clauses (i), (ii) or
         (iii) of this subparagraph (c), such certificate of the Company shall state that as a result of such event, the Company has discontinued its operation of the Project.

                 (d) OPTIONAL REDEMPTION OF TERM RATE BONDS. The Bonds, if bearing interest at the Term Rate, are subject to redemption by the Board, upon the direction of the Company, in whole or in part (but if in part, only in multiples of $5,000), on any date during the redemption periods and at the redemption prices (expressed as a percentage of the principal amount to be redeemed) set forth below, plus interest accrued to the redemption date:

            Length of Currently Applicable                          Dates after which Redemption
                   Term Rate Period                                        is Allowed and
              (Expressed in Whole Years)                                  Redemption Prices
                                                       after 5 years at 102%, declining by 0.5% semiannually
 greater than 7  . . . . . . . . . . . . . . . . .     to 100%

 less than or equal to 7 and                           after 3 years at 102%, declining by 0.5% semiannually
 greater than 4  . . . . . . . . . . . . . . . . .     to 100%

 less than or equal to 4 . . . . . . . . . . . . .     not callable

         SECTION 4.2 SELECTION OF BONDS TO BE CALLED FOR REDEMPTION. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by any method determined by the Trustee to be fair and reasonable; provided, however, that the Trustee shall first select for redemption any Bonds which are Pledged Bonds on the date of selection and then any Bonds that are Company Bonds on the date of selection and provided further that if, as stated in a certificate of the Company delivered to the Trustee, the Company shall have offered to purchase all Bonds then Outstanding and less than all of such Bonds shall have been tendered to the Company for such purchase, the Trustee, at the direction of the Company, shall select for redemption all such Bonds which have not been so tendered. The Trustee shall treat any Bond of denomination greater than the then minimum Authorized Denomination as representing that number of separate Bonds each of the then minimum Authorized Denomination as can be obtained by dividing the actual principal amount of such Bond by the then minimum Authorized Denomination.

         SECTION 4.3 NOTICE OF REDEMPTION. DEPOSIT OF FUNDS. (a) When required to redeem Bonds under any provision of this Article IV, or when directed to do so by the Board, the Trustee shall cause notice of the redemption to be given by first class mail, postage prepaid, to all registered Holders of Bonds to be redeemed at their registered addresses not more than 60 days and not fewer than 30 days prior to the redemption date. Failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond. Notices of such redemptions shall also be mailed to the Remarketing Agent, the Tender Agent, the Credit Obligor and S&P (if the Bonds are at the time rated by it). Any such notice shall be given in the name of the Board, shall identify the Bonds to be redeemed (and, in the case of partial redemption of any Bonds, the respective principal amounts thereof to be redeemed), shall specify the redemption date and the redemption price and when any interest accrued to the redemption date will be payable, and shall state that on the redemption date the redemption price of the Bonds called for redemption will be payable at the principal corporate trust office of the Trustee and from that date interest will cease to accrue. The Trustee may use "CUSIP" numbers in notices of redemption as convenience to Bondholders, provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of redemption and that reliance may be placed only on the identification numbers containing the prefix established under the Indenture.

         (b) If at the time of mailing of notice of any optional redemption in connection with a refunding of the Bonds there shall not have been, and there is not, under subsection (c) of this section, required to be, deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional in that it is subject to the deposit of the proceeds of refunding bonds with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         (c) On or prior to the mailing of any notice of redemption of Bonds, unless the Credit Obligor shall have otherwise consented in writing, (i) the Company shall pay, or cause to be paid, to the Trustee an amount sufficient to pay the redemption price of all of the Bonds or portions thereof which are to be so redeemed, together with interest accrued thereon to the date specified for redemption, (ii) the Trustee shall deposit such payments in the Debt Service Fund and (iii) the Trustee shall certify to the Credit Obligor the making of such payment and the deposit thereof in the Debt Service Fund.

         SECTION 4.4 BONDS REDEEMED IN PART. Any Bond which is to be redeemed only in part shall be surrendered at a place stated for the surrender of Bonds called for redemption in the notice provided for in Section 4.3 hereof (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Board shall execute and the Trustee shall authenticate and deliver to the Holder of such Bond without service charge, a new Bond or Bonds, of any Authorized Denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered.


                                   ARTICLE V

                               GENERAL PROVISIONS
                              RESPECTING THE BONDS

         SECTION 5.1 EXECUTION OF BONDS. The Bonds shall be executed on behalf of the Board by the facsimile signature of the Chairman or Vice Chairman of the Directors and a facsimile of the Board's corporate seal shall be printed or otherwise reproduced thereon and attested by the facsimile signature of the Secretary or Assistant Secretary of the Board. All such facsimile signatures shall have the same force and effect as if said Chairman or Vice Chairman and said Secretary or Assistant Secretary had manually signed each of the Bonds.
If any officer of the Board who shall have executed any Bond shall cease to be such officer before the Bond so executed (by manual or facsimile signature) shall be authenticated and delivered, such signature or facsimile shall nevertheless be valid and sufficient for all purposes, as though the person who executed such Bond had not ceased to be such officer of the Board, and also any Bond may be executed on behalf of the Board by such persons as at the actual time of such execution of such Bond shall be the proper officers of the Board, although at the date of such Bond such persons may not have been officers of the Board.

         SECTION 5.2 AUTHENTICATION OF BONDS. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinabove set forth manually executed by the Trustee shall be entitled to any right or benefit hereunder and such executed certificate of authentication shall be conclusive evidence that such Bond has been authenticated and delivered under the Indenture. Said certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds issued hereunder.

         SECTION 5.3 REPLACEMENT OF MUTILATED, LOST, STOLEN OR DESTROYED BONDS. In the event any Bond is mutilated, lost, stolen or destroyed, the Board may execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor as that mutilated, lost, stolen or destroyed; provided that (a) in the case of any such mutilated Bond, such Bond is first surrendered to the Board and the Trustee, and (b) in the case of any such lost, stolen or destroyed Bond, there is first furnished to the Board and the Trustee evidence of such loss, theft or destruction satisfactory to each of them, together with indemnity satisfactory to each of them. The Board may charge the Holder with the expense of issuing any such new Bond.

         SECTION 5.4 REGISTRATION, TRANSFER AND EXCHANGE OF BONDS. The Trustee shall be, and is hereby appointed as, the registrar and transfer agent of the Board and shall keep at its principal corporate trust office proper registry and transfer books in which it will note the registration and transfer of such Bonds as are presented for those purposes, all in the manner and to the extent hereinafter specified.

         All Bonds shall be registered as to both principal and interest by the Trustee as registrar and transfer agent for the Board, and shall be transferable only on the transfer books of the Trustee. Upon surrender for registration of transfer of any Bond at such office, the Board shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination for the aggregate principal amount which the registered Holder is entitled to receive.

         At the option of the Holder, Bonds may be exchanged for other Bonds of any other Authorized Denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Whenever any Bonds are so surrendered for exchange, the Board shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

         All Bonds presented for registration of transfer, exchange, redemption or payment (if so required by the Board or the Trustee) shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Trustee, duly executed by the Holder or by his attorney duly authorized in writing.

         No service charge shall be made to a Bondholder for any exchange or registration of transfer of Bonds, but the Board or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Neither the Board nor the Trustee on behalf of the Board shall be required (i) to register the transfer of or exchange any Bond during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Bonds selected for redemption and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Bond so selected for redemption in whole or in part.

         New Bonds delivered upon any registration of transfer or exchange shall be valid obligations of the Board, evidencing the same debt as the Bonds surrendered, shall be secured by the Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

         SECTION 5.5 PERSONS DEEMED HOLDERS. The Board, the Trustee and the Tender Agent may deem and treat the person in whose name any Bond is registered as the absolute Holder thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Board, the Trustee or the Tender Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 5.6 hereof) interest on, such Bond, and for all other purposes, and neither the Board, the Trustee nor the Tender Agent shall be affected by any notice to the contrary. All such payments so made to any such registered Holder, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

         SECTION 5.6 PAYMENT OF PRINCIPAL AND INTEREST; INTEREST RIGHTS RESERVED. The principal or redemption or purchase price of, and interest on, any Bond shall be payable in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. The principal or redemption price of the Bonds shall be payable at the principal office of the Trustee. Except as hereinafter provided, interest on any Bond on each Interest Payment Date in respect thereof shall be payable by check mailed by the Trustee to the address of the person entitled thereto as such address shall appear on the registry books maintained by the Trustee. At the written request of the Holder of at least $1,000,000 aggregate principal amount of Bonds received by the Trustee at least one Business Day before the corresponding Record Date, interest accrued on such Holder's Bonds will be paid by wire transfer within the United States of immediately available funds to the bank account number of such Holder specified in such request. Interest payable at maturity, earlier redemption date or purchase date shall be made upon presentation and surrender of such Bond.

         Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder of such Bond on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid to the person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be no more than 15 nor fewer than 10 days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder at his address as it appears in the Bond Register, not fewer than 10 days prior to such Special Record Date.

         Subject to the foregoing provisions of this section, each Bond delivered under the Indenture upon registration of transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

         SECTION 5.7 SOURCE OF PAYMENT; LIMITED OBLIGATION. The Bonds, together with premium, if any, and interest thereon, shall be limited obligations of the Board payable by the Board solely from the revenues and receipts to be derived from the leasing or sale of the Project (except to the extent paid out of moneys attributable to proceeds of the Bonds, the income from the temporary investment thereof or any payments made pursuant to and any moneys derived from the Letter of Credit) and shall be a valid claim of the respective Holders thereof only against the Debt Service Fund and other moneys held by the Trustee and such revenues and receipts, which revenues and receipts shall be used for no other purpose than to pay the principal of and the interest and premium (if any) on the Bonds, except as may be otherwise expressly authorized in the Indenture or the Lease. The Bonds shall not constitute in any manner an obligation of the Municipality.

         No recourse shall be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement contained in the Indenture, against any past, present or future official, officer or employee of the Board, or any incorporator, official, officer, director or trustee of any successor corporation as such, either directly or through the Board or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such incorporator, official, officer, employee, director or trustee as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture and the issuance of any of the Bonds.

         SECTION 5.8       REGISTRATION OF BONDS IN THE BOOK-ENTRY ONLY SYSTEM.
(a) The provisions of this Section 5.8 shall apply with respect to any Bond registered to CEDE & CO. or any other nominee of The Depository Trust Company ("DTC") while the Book-Entry Only System is in effect and shall, during the period of their application, supersede any contrary provisions of the Indenture.

         The Bonds shall be issued as a single Bond in the principal amount of $5,225,000. On the date of the initial authentication and delivery of the Bonds, the Bonds shall be registered in the name of CEDE & CO., as nominee of DTC as the Holder of all the Bonds. With respect to Bonds registered in the name of CEDE & CO., as nominee of DTC, the Board, the Tender Agent and the Trustee shall have no responsibility or obligation to any Participant (which means securities brokers and dealers, banks, trust companies, clearing corporations and various other entities, some of whom, or their representatives, own DTC) or to any Beneficial Owner (which means, when used with reference to the Book-Entry Only System, the person who is considered the beneficial owner thereof pursuant to the arrangements for book entry determination of ownership applicable to DTC) with respect to the following:
(i) the accuracy of the records of DTC, CEDE & CO. or any participant with respect to any ownership interest in the Bonds, (ii) the delivery to any Participant, any Beneficial Owner or any other person, other than DTC, of any notice with respect to the Bonds, including any notice of redemption, or (iii) the payment to any Participant, or any Beneficial Owner or any other person, other than DTC, of any amount with respect to the principal or purchase price of or premium, if any, or interest on the Bonds. The Trustee shall pay all principal and purchase price of and premium, if any, and interest on the Bonds only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Board's obligations with respect to the principal and purchase price of and premium, if any, and interest on such Bonds to the extent of the sum so paid. No person other than DTC shall receive a Bond. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of CEDE & CO., the words "CEDE & CO." in this section shall refer to such new nominee of DTC.

         Upon receipt by the Board and the Trustee of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities hereunder, the Trustee shall issue, transfer and exchange Bonds as requested by DTC in Authorized Denominations, and whenever DTC requests the Board and the Trustee to do so, the Board and the Trustee will cooperate with

DTC in taking appropriate action after reasonable notice to arrange for a substitute bond depository willing and able upon reasonable and customary terms to maintain custody of the Bonds registered in whatever name or names the Holders transferring or exchanging such Bonds shall designate, in accordance with this section.

         In the event the Board determines that it is in the best interests of the Beneficial Owners that they be able to obtain Bonds registered in the name of a Holder other than DTC, the Board may so notify DTC and the Trustee, whereupon DTC will notify the Participants, of the availability through DTC of such Bonds. In such event, upon the return by DTC of all Bonds held by DTC in the name of Cede & Co., the Trustee shall issue, transfer and exchange Bonds in Authorized Denominations as requested by DTC, and whenever DTC requests the Board and the Trustee to do so, the Trustee and the Board will cooperate with DTC in taking appropriate action after reasonable notice to make available Bonds registered in whatever name or names the Beneficial Owners transferring or exchanging Bonds shall designate, in accordance with this section.

         Notwithstanding any other provision of this Indenture to the contrary, so long as any Bond is registered in the name of CEDE & CO., as nominee of DTC, all payments with respect to the principal of and premium, if any, and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC as provided in the Letter of Representations, the form of which is attached to this Indenture as Exhibit C.

         In the event that the Book-Entry Only System pursuant to this section is discontinued, the Bonds shall be issued, transferred and exchanged through DTC and its Participants to the Beneficial Owners.

                                   ARTICLE VI

                             THE CONSTRUCTION FUND

         SECTION 6.1 CONSTRUCTION FUND. There is hereby created a special trust fund, the name of which shall be the "Construction Fund", for the purpose of providing funds for payment of Project Development Costs. The Trustee shall be and remain the depository, custodian and disbursing agent for the Construction Fund. The moneys in the Construction Fund shall be paid out by the Trustee from time to time for the purpose of paying Project Development Costs. Disbursement of moneys in the Construction Fund shall be made only upon receipt by the Trustee of a requisition or payment request signed by an Authorized Company Representative and approved by the Credit Obligor, (a) stating, with respect to each such payment, the amount requested to be paid, the name and address of the person, firm or corporation to whom such payment is due, and the particular Project Development Costs for which the obligation to be paid was incurred, (b) approving the payment thereby requested to be made,
(c) stating that the purpose for which such payment is to be made is one for which Construction Fund moneys are herein authorized to be expended and that such payment has not formed the basis for any previous payment request from the Construction Fund and that such payment constitutes a Qualified Project Cost,
(d) in the case of a request for payment of any part of the cost of constructing the Improvements (whether bills or contractors' estimates), certifying that the labor, services or materials represented thereby are located on, or are referable to, the Project Site, (e) in the case of any request for payment of any part of the purchase price, other acquisition cost or installation cost of the Equipment, certifying that such item of Equipment is physically located on the Project Site, or that the amount so requested to be paid on account of such equipment, together with any amounts theretofore paid out of the Construction Fund on account thereof, represents no more than progress payments for such equipment which have been substantiated to the Company's satisfaction and (f) in the case of any request for payment of an amount constituting interest accrued on the Bonds (which may be made only through direct payment to the Company and only on an Interest Payment Date preceding certification of completion as provided in the next succeeding paragraph of this section and on the date of such certification), stating that the amount requested to be paid, when added to all amounts so constituting interest and theretofore paid to the Company from the Construction Fund, does not exceed the amount of interest that may be capitalized by the Company under Section 266 of the Code with respect to the Plant and the Equipment.

         After certification by an Authorized Company Representative (1) that the construction of the Improvements and the acquisition and installation of the Equipment therein have been completed in substantial accordance with the plans, specifications and orders therefor, and (2) that all Project Development Costs have been paid in full, the amount of any Bond Proceeds remaining in the Construction Fund shall be deposited in a special account constituting a part of the Debt Service Fund and applied by the Trustee to the redemption of such Bonds as shall be specified by the Company on the earliest practicable redemption date thereafter and, in the interim, shall be invested in a manner (as directed by the Company) that will not, in the opinion of Bond Counsel, result in any of the Bonds constituting "arbitrage bonds" within the meaning of
Section 148 of the Code. If, as a result of deposits into the Construction Fund of moneys other than Bond Proceeds, any moneys remain on deposit in the Construction Fund subsequent to compliance with the provisions of the preceding sentence, such moneys shall be paid to the Credit Obligor to the extent amounts are owed to the Credit Obligor under the Credit Agreement, and otherwise such moneys shall be paid to the Company.

         SECTION 6.2 TRUSTEE PROTECTED IN CONSTRUCTION FUND PAYMENTS. ADDITIONAL EVIDENCE MAY BE REQUIRED. The Trustee shall be fully protected in making withdrawals and payments out of the Construction Fund for the purposes specified in Section 6.1 hereof upon presentation to it of the respective requisitions, payment requests, endorsements, approvals and certificates provided for in said section but the Trustee may in its discretion and shall, when requested in writing so to do by the Holders of not less than twenty-five percent (25%) of the Bonds then outstanding, require as a condition precedent to any withdrawal or disbursement from the Construction Fund such additional evidence as it may reasonably deem appropriate respecting the application of any moneys previously disbursed from the Construction Fund or as to the correctness of any estimate or bill presented to it for payment pursuant to the provisions of said Section 6.1.

         SECTION 6.3 SECURITY FOR CONSTRUCTION FUND MONEYS. The moneys at any time on deposit in the Construction Fund shall be and at all times remain impressed with a trust for the purposes specified in Section 6.1 hereof. The Trustee shall at all times keep the moneys on deposit in the Construction Fund continuously secured, for the benefit of the Board and the Holders of the Bonds, either

                 (a) by holding on deposit, as collateral security, Federal Securities, or other marketable securities eligible as security for the deposit of trust funds under regulation of the Comptroller of the Currency, having a market value (exclusive of accrued interest) not less than the amount of moneys on deposit in the Construction Fund, or

                 (b) if the furnishing of security in the manner provided by the foregoing clause (a) of this section is not permitted by the then applicable law and regulation, then in such other manner as may be required or permitted by the then applicable state and federal laws and regulations respecting the security for, or granting a preference in the case of, the deposit of trust funds;

provided, however, that it shall not be necessary for the Trustee so to secure any portion of the moneys on deposit in the Construction Fund that is insured by the Federal Deposit Insurance Corporation or other agency of the United States of America that may succeed to its functions; and provided, further, that it shall not be necessary for the Trustee so to secure any portion of the moneys on deposit in the Construction Fund that is at the time invested in Eligible Investments pursuant to the provisions of the next succeeding Section
6.4 hereof.

         SECTION 6.4 INVESTMENT OF CONSTRUCTION FUND MONEYS. As promptly as practicable following the issuance and sale of the Bonds, the Company shall direct the Trustee in writing to invest the money held in the Construction Fund in any Eligible Investments having stated maturities in such amounts and at such times as will make available from the Construction Fund cash moneys sufficient to meet the needs of the Construction Fund. In making such investments, the Trustee shall follow such written instructions as may be given to it by an Authorized Company Representative. In the event of any such investment, the securities and certificates in which such moneys are so invested, together with all income derived therefrom, shall become a part of the Construction Fund to the same extent as if they were moneys originally deposited therein. The Trustee may from time to time sell or otherwise convert any such securities or certificates into cash if in its sole discretion it deems such conversion is necessary or desirable or if such sale or conversion is necessary to provide for payment of a payment request presented to it pursuant to the provisions of the preceding Section 6.1 hereof, whereupon the net proceeds from such sale or conversion shall become a part of the Construction Fund. The Trustee shall be fully protected in making any such investment, sale or conversion in accordance with the provisions of this section. In any determination of the amount of moneys at any time forming a part of the Construction Fund, all such securities and all such certificates in which any portion of the Construction Fund is at the time so invested shall be included therein at their then market value.

         SECTION 6.5 AGREEMENT RESPECTING NON-ARBITRAGE. (a) In order that there will be no investment of moneys in the Construction Fund that would result in any of the Bonds being considered "arbitrage bonds" within the meaning of Section 148 of the Code, in the event that it is necessary to restrict the yield on the investment of any moneys paid to or held by the

Trustee in said fund in order to avoid any of the Bonds being considered "arbitrage bonds" within the meaning of said Section 148, the Company may issue to the Trustee a written certificate to such effect together with written instructions respecting investment of moneys in said fund, in which event the Trustee shall follow the written directions of the Company.

         (b) The Trustee shall not be responsible for (i) determining that any investment of moneys in the Construction Fund complies with the limitations imposed by Section 148 of the Code, including, without limitation, the provisions of Section 148(d)(3) relating to the limitation on the amount invested in non-purpose obligations with a yield higher than the yield on the Bonds, or (ii) calculating the amount of, or making payment of, any rebate due to the United States of America.

                                  ARTICLE VII

                            APPLICATION OF REVENUES
                          AND CREATION OF DEBT SERVICE
                          FUND AND BOND PURCHASE FUND

         SECTION 7.1 DEBT SERVICE FUND. (a) There is hereby created a special trust fund, the name of which shall be the "Bond Principal and Interest Fund," for the purpose of providing for payment of the principal of and the interest (and premium, if any) on the Bonds and which shall be maintained until the principal of and the interest and premium (if any) on the Bonds have been paid in full. The Trustee shall be and remain the depository, custodian and disbursing agent for the Debt Service Fund. Moneys on deposit in the Debt Service Fund shall be used (i) to pay Debt Service on the Bonds as the same shall become due and payable or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (d) of this section.

         (b) There shall be deposited in the Debt Service Fund, as and when received:

                 (1) all money drawn by the Trustee under the Letter of Credit for the purpose of paying the principal amount of the Bonds and the interest due thereon on any Bond Payment Date,

                 (2) All Basic Rent under the Lease with respect to Debt Service on the Bonds,

                 (3) All other money required to be deposited in the Debt Service Fund pursuant to the Lease or this Indenture, and

                 (4) All other money received by the Trustee when accompanied by directions that such money is to be deposited in the Debt Service Fund.

         (c) The Board hereby authorizes and directs the Trustee to withdraw sufficient money from the Debt Service Fund to pay Debt Service on the Bonds as the same become due and payable, whether at maturity, by call for redemption, or otherwise, which authorization and direction the Trustee hereby accepts. Funds for such payments of Debt Service on the Bonds other than Obligor Bonds shall be derived from the following sources in the order of priority indicated:

                 (1) FIRST, money drawn by the Trustee under the Letter of Credit, and

                 (2)       SECOND, all other money on deposit in the Debt
         Service Fund.

         (d) Prior to 11:30 a.m. (Detroit, Michigan time) (or, in the event of a draw on the Confirmation required by the provisions of Section 3.8 hereof, prior to 1:45 p.m. Detroit, Michigan time) on each Bond Payment Date the Trustee shall, without making any prior claim or demand upon the Company for the payment of Basic Rent, make a draw under the Letter of Credit in an amount equal to the amount of Debt Service due on such Bond Payment Date on Bonds other than Obligor Bonds. Any such money drawn under the Letter of Credit shall be deposited and held in a separate, segregated account in the Debt Service Fund, and shall not be commingled with other money in the Debt Service Fund. If money from any source other than the Letter of Credit is, at the time of such draw, on deposit in the Debt Service Fund and available for the payment of Debt Service on Bonds other than Obligor Bonds, the Trustee shall nevertheless draw under the Letter of Credit to make such payment of Debt Service, and the money available from such other source shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor, and any excess shall be applied to the payment of Debt Service on Obligor Bonds. All money so drawn under the Letter of Credit shall be used to pay Debt Service on Bonds other than Obligor Bonds; Debt Service on Obligor Bonds shall be paid with money deposited in the Debt Service Fund from any source other than the Letter of Credit after payment to the Credit Obligor of the amount drawn under the Letter of Credit to pay debt service on Bonds other than Obligor Bonds.

         (e) Debt Service due on all Pledged Bonds shall be paid to the Credit Obligor.

         SECTION 7.2 BOND PURCHASE FUND. (a) There is hereby created a special trust fund, the name of which shall be the "Bond Purchase Fund." The Trustee shall be the custodian for the Bond Purchase Fund, and money in such Fund may be disbursed by the Trustee as hereinafter provided. Moneys on deposit in the Bond Purchase Fund shall be used (i) to pay the purchase price of Bonds due on any Tender Date or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (d) of this section.

         (b) There shall be deposited in the Bond Purchase Fund, as and when received:

                 (1) all money drawn by the Trustee under the Letter of Credit for the purpose of paying the purchase price of Bonds other than Obligor Bonds due on any Tender Date,

                 (2) all Basic Rent under the Lease with respect to the purchase price of Tendered Bonds,

                 (3) the proceeds of any remarketing of Bonds by the Remarketing Agent,

                 (4) all other money required to be deposited in the Bond Purchase Fund pursuant to the Lease or this Indenture, and

                 (5) all other money received by the Trustee when accompanied by directions that such money is to be deposited in the Bond Purchase Fund.

         (c) The Trustee is hereby authorized and directed to withdraw sufficient money from the Bond Purchase Fund to pay the purchase price of Bonds due on any Tender Date. Funds for such payments with respect to all Bonds other than Obligor Bonds shall be derived from the following sources in the order of priority indicated:

                 (1) FIRST, money received by the Trustee from the remarketing of Bonds by the Remarketing Agent to anyone other than the Board, the Company or an Affiliate,

                 (2) SECOND, money drawn by the Trustee under the Letter of Credit, and

                 (3)       THIRD, all other money on deposit in the Bond
         Purchase Fund.

         (d) Except to the extent the Trustee has received proceeds from the remarketing of Bonds by the Remarketing Agent to anyone other than the Board, the Company or an Affiliate by 11:30 a.m. (Detroit, Michigan time) on each Tender Date in accordance with the provisions of Section 3.6(b) hereof, the Trustee shall, prior to 11:30 a.m. (Detroit, Michigan time) (or, in the event of a draw on the Confirmation required by the provisions of Section 3.8 hereof, prior to 1:45 p.m. Detroit, Michigan time) on each Tender Date and without making any prior claim or demand upon the Company for Basic Rent with respect to the purchase price of Bonds, make a draw under the Letter of Credit in an amount equal to the purchase price of all Bonds other than Obligor Bonds to be purchased on such Tender Date less such remarketing proceeds then on deposit with the Trustee. Any such money drawn under the Letter of Credit shall be deposited and held in a separate, segregated account in the Bond Purchase Fund, and shall not be commingled with other money in the Bond Purchase Fund. If money from any source other than the Letter of Credit remain on deposit in the Bond Purchase Fund after payment of all Tendered Bonds, such excess from such other sources (including without limitation, proceeds of remarketing of Bonds) shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor, and any excess shall be applied to the payment of the purchase price of Obligor Bonds. All moneys so drawn under the Letter of Credit shall be used solely to pay the purchase price of Tendered Bonds other than Obligor Bonds; the purchase price of Obligor Bonds shall be paid with moneys deposited in the Bond Purchase Fund from any source other than the Letter of Credit after payment to the Credit Obligor of the amount drawn under the Letter of Credit to pay the purchase price of Bonds other than Obligor Bonds. If proceeds from the remarketing of Bonds are deposited in the Bond Purchase Fund after such Tender Date, the Trustee shall pay such proceeds to the Credit Obligor to the extent of the amount paid by the Credit Obligor against such draw, and the excess shall be applied to the payment of the purchase price of Obligor Bonds.

         SECTION 7.3 MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST; REPAYMENT OF UNCLAIMED MONEY. (a) If money is on deposit in the Debt Service Fund on any Bond Payment Date sufficient to pay Debt Service on the Bonds due and payable on such date, but the Holder of any Bond that matures on such date or that is subject to redemption on such date fails to surrender such Bond to the Trustee for payment of Debt Service due and payable on such date, the Trustee shall segregate and hold in trust for the benefit of the person entitled thereto money sufficient to pay the Debt Service due and payable on such Bond on such date. Money so segregated and held in trust shall not be a part of the trust estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such Debt Service.

         (b) If money is on deposit in the Bond Purchase Fund on any Tender Date sufficient to pay the purchase price on the Bonds to be paid on such Tender Date, but the Holder of any Unsurrendered Bond fails to deliver such Bond to the Trustee or Tender Agent for payment of such purchase price on such Tender Date, the Trustee shall segregate and hold in trust for the benefit of the person entitled thereto money sufficient to pay such purchase price due and payable on such Bond on such Tender Date. Money so segregated and held in trust shall not be a part of the trust estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such purchase price.

         (c) Any money held in trust by the Trustee for the payment of Debt Service on or the purchase price of any Bond pursuant to subsections (a) and
(b) of this section and remaining unclaimed for 3 years after such Debt Service has become due and payable shall be paid to the Company upon request of an Authorized Company Representative; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money, and all liability of the Board with respect thereto, shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment to the Company, may at the expense of the Company cause to be published once, in a newspaper of general circulation in the city where the principal office of the Trustee is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.

         SECTION 7.4 INVESTMENT OF DEBT SERVICE FUND AND BOND PURCHASE FUND. (a) Any money held as part of the Debt Service Fund or the Bond Purchase Fund shall be invested in accordance with the instructions of the Company only in Federal Securities with a maturity not later than the earlier of (i) 30 days after the date of such investment, or (ii) the date such money will be needed for the payment of Debt Service on, or the purchase price of, Bonds. Any investment made with money on deposit in the Debt Service Fund or the Bond Purchase Fund shall be held by or under control of the Trustee and shall be deemed at all times a part of the special fund where such money was on deposit, and the interest and profits realized from such investment shall be credited to such Fund and any loss resulting from such investment shall be charged to such Fund.

         (b) Any investment of money in the Debt Service Fund or the Bond Purchase Fund may be made by the Trustee through its own bond department, investment department or other commercial banking department providing investment services. Any certificate of deposit issued by, or other interest-bearing deposit with, the Trustee shall be deemed an investment rather than a deposit requiring security in the manner specified in Section 7.5 hereof.

         SECTION 7.5 SECURITY FOR DEBT SERVICE FUND MONEYS. The moneys at any time on deposit in the Debt Service Fund or the Bond Purchase Fund shall be and at all times remain impressed with a trust for the purposes for which said fund was created. The Trustee shall at all times keep the moneys on deposit in such fund continuously secured, for the benefit of the Board and the Holders of the Bonds, either

                 (a) by holding on deposit, as collateral security, Federal Securities, or other marketable securities eligible as security for the deposit of trust funds under regulation of the Comptroller of the Currency, having a market value (exclusive of accrued interest) not less than the amount of moneys on deposit in the Debt Service Fund or the Bond Purchase Fund, as the case may be; or

                 (b) if the furnishing of security in the manner provided in the foregoing clause (a) of this section is not permitted by the then applicable law and regulation, then in such other manner as may be required or permitted by the then applicable state and federal laws and regulations respecting the security for, or granting a preference in the case of, the deposit of trust funds;

provided, however, that it shall not be necessary for the Trustee so to secure any portion of the moneys on deposit in such fund that is insured by the Federal Deposit Insurance Corporation or by any agency of the United States of America that may succeed to its functions or to secure any portion of such moneys that is invested in Eligible Investments pursuant to the provisions of
Section 7.4 hereof.

                                  ARTICLE VIII

                       PARTICULAR COVENANTS OF THE BOARD

         SECTION 8.1 PAYMENT OF THE BONDS. The Board will pay or will cause to be paid, out of the revenues and receipts derived from the leasing or sale of the Project, the principal of and the interest and premium, if any, on the Bonds as specified therein, and it will otherwise perform all obligations that, either expressly or by reasonable implication, are imposed on it in the Indenture, and it will not default hereunder.

         SECTION 8.2 PRIORITY OF PLEDGE. The pledge herein made of the revenues and receipts from any leasing or sale of the Project shall be prior and superior to any pledge thereof hereafter made for the benefit of any other securities hereafter issued or any contract hereafter made by the Board. In the event the Board should hereafter issue any other securities payable, in whole or in part, out of the revenues or receipts to be derived from the leasing or sale of the Project or for which any part of said revenues or receipts may be pledged or any part of the Project may be mortgaged, or in the event the Board should hereafter make any contract payable, in whole or in part, out of said revenues and receipts or for which any part of said revenues and receipts may be pledged or any part of the Project may be mortgaged, the Board will, in the proceedings under which any such securities or contract are hereafter authorized, recognize the priority of the pledge of said revenues and receipts made herein for the benefit of the Bonds. The Board recognizes that in the Lease it has agreed

                 (a) not to issue any securities, other than the Bonds, that are payable out of or secured by a pledge of the revenues and receipts derived by the Board from the leasing or sale of the Project or any part thereof, and

                 (b) not to place any mortgage or other encumbrance (other than the Indenture or Supplemental Indentures contemplated thereby) on the Project or any part thereof,

without, in either case, the prior written consent of the Company.

         SECTION 8.3 CONCERNING THE LEASE. The Indenture and the rights and privileges of the Trustee and the Holders of the Bonds hereunder are specifically made subject to the rights, options and privileges of the Company under the Lease, and nothing herein contained shall be construed to impair the rights, options and privileges granted to the Company by the Lease. The Board will perform and observe, or cause to be performed and observed, all agreements, covenants, terms and conditions required to be observed and performed by it in the Lease. Without relieving the Board from the consequences hereunder of any default in connection therewith, the Trustee (on behalf of the Board) may perform and observe, or cause to be performed and observed, any such agreement, covenant, term or condition, all to the end that the Board's rights under the Lease may be unimpaired and free from default.

         The Board will promptly notify the Trustee in writing of (a) the occurrence of any Event of Default by the Company under the Lease (as the term "Event of Default" is used and defined in the Lease), provided that the Board has knowledge of such default, and (b) the giving of any notice of default under the Lease. The Board will also promptly notify the Trustee in writing if, to the knowledge of the Board, the Company fails to perform or observe any of the agreements or covenants on its part contained in the Lease. In the event of any such occurrence of an Event of Default, any such giving of notice of default or any such failure, whether notice thereof is given to the Trustee by the Board, as aforesaid, or whether the Trustee independently has knowledge thereof, the Trustee will promptly give written notice thereof to the Company and shall in such notice expressly require the Company to perform or observe the agreement or covenant with respect to which the Company is delinquent, all to the end that if the Company does not perform or observe such agreement or covenant (or cause such agreement or covenant to be performed or observed) in the manner and within the time provided by the Lease, a default may be declared thereunder without delay.

         So long as the Lease shall remain in effect the Board will cause the Basic Rent payable thereunder to be paid to the Trustee as provided in the Lease. The Board will not cancel, terminate or modify, or consent to the cancellation, termination or modification of, the Lease

(except as is specifically provided, authorized or contemplated therein or herein) unless and until the principal of and the interest and premium (if any) on the Bonds shall have been paid in full or provision for such payment, as specified in Article XIII hereof, shall have been made. In the event of any such default, or in the event of a default on the part of the lessee under any other lease entered into by the Board with respect to the Project or any part thereof, the Board will exhaust or cause to be exhausted, as promptly as may be practicable, all legal remedies that it may have against the defaulting lessee to obtain compliance with the lease provisions, including payment of the rentals therein provided and performance and observance of all agreements and covenants on the part of the lessee therein contained.

         SECTION 8.4 WARRANTY OF TITLE. The Board warrants its title to the Project Site as being free and clear of every lien, encumbrance, trust or charge prior hereto, other than Permitted Encumbrances and warrants that it has power and authority to subject the revenues and receipts from the leasing or sale of the Project to the pledge hereof and that it has done so hereby.

         SECTION 8.5 SALE OF PROJECT PROHIBITED EXCEPT UNDER CERTAIN CONDITIONS. The Board will not hereafter sell or otherwise dispose of the whole or any integral part of the Project until the principal of and the interest and premium (if any) on all the Bonds have been paid in full, or unless and until provision for such payment has been made. If the laws of Alabama at the time shall permit such action to be taken, nothing contained in this section shall prevent the consolidation of the Board with, or the merger of the Board into, any public corporation having corporate authority to carry on the business of owning and leasing the Project and whose property and income are not subject to Federal or Alabama taxation, or the transfer by the Board of the Project as an entirety to the Municipality or to another public corporation whose property and income are not subject to Federal or Alabama taxation; provided that upon any such consolidation, merger or transfer the due and punctual payment of the principal of and the interest on the Bonds according to their tenor and the due and punctual performance and observance of all the agreements and conditions of the Indenture to be kept and performed by the Board shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety; and provided, further, that such consolidation, merger or transfer shall not cause or result in any mortgage or other lien being affixed to or imposed on or becoming a lien on the Project or the revenues therefrom that will be prior to or on a parity with the lien of the Indenture or the pledge herein made for the benefit of the Bonds or in the interest income on the Bonds becoming subject to Federal or Alabama income taxation. Nothing contained herein shall, however, be construed to prevent the Board from granting, subject to the lien of the Indenture, the easements and other rights referred to in Section 12.2 of the Lease or from disposing of property pursuant to the provisions of Section 9.3 hereof or property released from the lien of the Indenture pursuant to the provisions of Section 9.2 hereof.

         SECTION 8.6 FREEDOM OF PROJECT FROM PRIOR LIENS. PAYMENT OF CHARGES. The Board will keep the Project free from all liens and encumbrances prior to or on a parity with the lien hereof (other than Permitted Encumbrances), but it may defer payment pending the bona fide contest of any claim unless the Trustee shall be of the opinion that by such action the lien of the Indenture as to any part of the Project shall be materially endangered or the Project or any part thereof shall be subject to loss or forfeiture, in which event any such payment then due shall not be deferred. Nothing herein contained shall be construed to prevent the Board from hereafter purchasing additional property on conditional or lease sale contract or subject to vendor's lien or purchase money mortgage, and as to all property so purchased, the Indenture shall be subject and subordinate to such conditional or lease sale contract, vendor's lien or purchase money mortgage.

         The Board will discharge, pay or satisfactorily provide to the Trustee, or cause to be discharged, paid or provided, all liabilities, expenses and advances reasonably incurred, disbursed or made by the Trustee in the execution of the trusts hereby created (including the reasonable compensation and expenses and disbursements of its counsel and of all other persons not regularly in its employ), and it will from time to time pay to the Trustee, or cause to be paid, reasonable compensation for its services hereunder, including extra compensation for unusual or extraordinary services. All such liabilities, expenses, advances and compensation shall be secured hereby, shall be entitled to priority of payment over the principal of and the interest on the Bonds and shall bear interest until paid, at a per annum rate equal to Prime Rate plus 2% per annum, from and after thirty (30) days after the respective dates on which the Trustee makes demand for the payment thereof.

         SECTION 8.7 INSPECTIONS BY TRUSTEE. The Board will permit the Trustee and its duly authorized agents to inspect, at any reasonable time, any and every part of the Project and will permit the Trustee to inspect, at any reasonable time, the books and records of the Board pertaining to the Project. The Board will assist in furnishing facilities for any such inspection.

         SECTION 8.8 RECORDATION. FURTHER ASSURANCES. The Board will file the Indenture, and all Supplemental Indentures hereafter executed, in such public office or offices in which said documents are required by law to be filed in order to constitute constructive notice thereof and to preserve and protect fully the rights and security afforded thereby to the Trustee and the Holders of the Bonds. In addition, the Board (a) will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purpose of the Indenture, and in particular (without in any way limiting the generality of the foregoing) to make subject to the lien hereof any property hereafter acquired as a part of the Project and to transfer to any successor trustee or trustees the assets, powers, instruments and funds held in trust hereunder and to confirm the lien of the Indenture with respect to any bonds issued hereunder, and (b) will take all actions that at the time and from time to time may be necessary (or, in the opinion of the Trustee, may be necessary) to perfect, preserve, protect and secure the interests of the Board and the Trustee, or either, in and to the Project, including, without limitation, the filing of all financing and continuation statements that may at the time be required under the Alabama Uniform Commercial Code.

         No failure to request such further instruments or further acts shall be deemed a waiver of any right to the execution and delivery of such instruments or the doing of such acts or be deemed to affect the interpretation of any provisions of the Indenture.

         SECTION 8.9 CONCERNING CERTAIN FEDERAL TAX MATTERS. The Board will not take any action that would have the result of causing the interest income on the Bonds to be includible in gross income for purposes of Federal income taxation. Without limiting the generality of the foregoing, the Board will (a) cooperate with the Company in the observance of the Company's warranties, representations and covenants contained in Sections 2.2 and 8.7 of the Lease and (b) not take any action that is not permitted to the Company under Section 8.7(d) of the Lease.

                                   ARTICLE IX

                         CERTAIN PROVISIONS RELATING TO
                        THE POSSESSION, USE AND RELEASE
                           OF THE PROJECT AND TO THE
                            DISPOSITION OF INSURANCE
                        PROCEEDS AND CONDEMNATION AWARDS

         SECTION 9.1 RETENTION OF POSSESSION OF PROJECT BY BOARD. While the Board is not in default hereunder, it may retain actual possession of the Project and may manage and lease the same, and may collect, use and enjoy the rents, revenues, income and profits thereof to such extent as is not violative of the Board's covenants herein contained or contained in the Lease.

         SECTION 9.2       RELEASE OF EQUIPMENT.  Reference is hereby made to
Section 6.2 of the Lease which permits the Company, upon compliance with the conditions therein contained, to remove items of the Equipment from the Project Site and to sell or otherwise dispose of the same free and clear of the demise of the Lease and of the lien of the Indenture. Any item of the Equipment released from the demise of the Lease in accordance with the provisions thereof shall also be released from the lien of the Indenture, and the Trustee shall at the request of the Board or the Company execute and deliver all instruments that may be necessary to confirm such release.

         SECTION 9.3 RELEASE UPON PAYMENT OF CONDEMNATION AWARD TO TRUSTEE. If the Project or any part thereof shall be taken through the exercise of the power of eminent domain, the entire condemnation award referable thereto shall be paid directly to the Trustee. Upon payment to the Trustee of such award, the Trustee shall, at the expense of the Board, execute and deliver to the Board or to the corporation or governmental agency successfully exercising such power of eminent domain any and all instruments that may be necessary (i) to release from the demise of the Lease all property forming part of the Project that shall be so taken and (ii) to release from the lien of the Indenture all property forming part of the Project that shall be so taken.

         SECTION 9.4 DISPOSITION OF INSURANCE PROCEEDS. Reference is hereby made to the Lease wherein it is provided that if the Project is destroyed, in whole or in part, or are damaged, by fire or other casualty, to such extent that the loss to the Project resulting therefrom is in excess of $500,000, then all "Net Insurance Proceeds" (as defined in the Lease) recovered by the Board, the Company and the Trustee shall be paid to and held by the Trustee in a special sub-account forming a part of the Debt Service Fund and shall thereafter be applied by the Trustee in the manner and for the purposes specified in Section 7.1 of the Lease. The Trustee hereby accepts the duties and obligations on its part specified in the Lease with respect to such





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proceeds and agrees that such proceeds shall be applied in accordance with the applicable provisions of the Lease.

         SECTION 9.5 RELEASE OF CERTAIN REAL PROPERTY. While the Board is not to the knowledge of the Trustee in default in the payment of the principal of or the interest on any Bond outstanding hereunder or in respect of any of the covenants on the part of the Board herein contained, it may, at any time and from time to time, obtain the release of any portion of the Project Site, and the Trustee shall release the same from the lien hereof upon deposit by the Board with the Trustee of the following:

                 (a) A notice signed by the Chairman of the Directors containing an adequate legal description of the real property requested to be released, stating that the Board is not in default under any of the provisions of the Indenture, and requesting such release; and

                 (b) A Certificate of an Independent Engineer stating (i) that no part of the Plant or the Equipment, no other improvement (except for roads, walkways, sewer, water, gas and electric lines and the like, which shall be specified in such certificate) and no facilities designed for the control of air or water pollution or for the disposal of solid wastes and necessary in the operation of the Project are located on the real property requested to be released, and
         (ii) that the severance of such property from the Project will not impair the operating unity of the Project or unduly restrict ingress or egress to or from the Project.

Upon compliance by the Board with the foregoing conditions the Trustee shall, at the expense of the Company, execute and deliver to the Board any and all instruments that may be necessary to release from the lien of the Indenture that portion of the Project Site with respect to which said conditions shall have been complied with.

                                   ARTICLE X

                             EVENTS OF DEFAULT AND
                      REMEDIES OF TRUSTEE AND BONDHOLDERS

         SECTION 10.1 EVENTS OF DEFAULT DEFINED. Any of the following shall constitute an event of default hereunder by the Board:

                 (a) Failure by the Board to pay the principal of, the interest on or the premium (if any) on any Bond as and when the same become due as therein and herein provided (whether such shall become due by maturity or otherwise);

                 (b) A default by the Company under the Lease or the Guaranty and the continuance thereof after the grace period, if any, provided therein;

                 (c) Failure by the Board to perform and observe any of the agreements and covenants on its part herein contained other than
         (i) its agreement





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
         to pay the principal of, the interest on and the premium (if any) on the Bonds, and (ii) any other agreement with respect to which its failure to perform is the result of an "event of default" by the Company under the Lease after sixty (60) days' written notice to the Board of such failure made by the Trustee or by the Holders of not less than twenty-five per cent (25%) in principal amount of the Bonds then outstanding and secured hereby, unless during such period or any extension thereof the Board has commenced and is diligently pursuing appropriate corrective action;

                 (d) failure to pay when due the purchase price of any Bond tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof;

                 (e) receipt by the Trustee of written notice from the Credit Obligor or the Confirming Bank (i) that an event of default, as therein defined, has occurred and is continuing under the Credit Agreement and (ii) directing that the principal of all the Bonds and the interest accrued thereon be declared immediately due and payable hereunder; or

                 (f) An Act of Bankruptcy with respect to the Company or the Board; or

                 (g) An Act of Bankruptcy with respect to the Credit Obligor or the Confirming Bank or the wrongful dishonor or repudiation of the Letter of Credit by the Credit Obligor.

         SECTION 10.2 REMEDIES ON DEFAULT. Upon any default in any one of the ways defined in the preceding Section 10.1 hereof, the Trustee shall have the following rights and remedies:

                 (a)       ACCELERATION.  Subject to subsection (d) of this
         Section 10.2 and to Section 10.5 hereof, upon the occurrence of (i) any event of default under subsections (b), (c) or (f) of Section 10.1 hereof, the Trustee may, and at the written request of the Holders of not less than twenty-five per cent (25%) in Outstanding principal amount of Bonds shall, or (ii) any event of default under subsections
         (a), (d), (e) or (g), of Section 10.1 hereof, the Trustee shall, by notice in writing delivered to the Board, the Company, the Credit Obligor, the Remarketing Agent and the Tender Agent declare the principal of all Bonds and the interest accrued thereon to the date of declaration of such acceleration immediately due and payable. Upon any acceleration hereunder, the Trustee shall immediately declare the payments required to be made by the Company under the Lease to be immediately due and payable in accordance with Section 10.2(c) of the Lease and if the Letter of Credit is in effect, shall draw moneys under the Letter of Credit for the payment of the Bonds to the fullest extent permitted by the Letter of Credit. Upon the payment by the Credit Obligor of the amount so drawn under the Letter of Credit and the payment in full of the principal of and the interest and premium, if any, on the Outstanding Bonds, the Trustee shall at the request of the Credit Obligor and after deducting all proper costs, expenses and liabilities incurred and disbursements made by the Trustee hereunder, pay to the Credit Obligor any amounts on deposit in the Debt Service Fund which are not required to pay the principal of and the interest and premium, if any, on the Bonds.

                 (b) POSSESSION OF PROJECT. The Trustee shall have the power to require the Board to surrender possession of the Project to it, and the Board shall, upon demand so to do by the Trustee, forthwith surrender to the Trustee actual possession of the Project or such part or parts thereof as the Trustee may designate, and the Trustee shall take possession thereof and may wholly exclude the Board and its agents and servants therefrom. The Trustee shall thereafter operate and manage the same by its chosen representatives with power to make, at the expense of the trust estate, such repairs, replacements, alterations, additions or improvements thereto as it may consider advisable, to collect the income therefrom and to pay all proper charges and maintenance expenses thereof, including all proper disbursements by the Trustee.

                 (c) OTHER REMEDIES. The Trustee shall have the power to proceed with any other right or remedy independent of or in aid of the foregoing powers, as it may deem best, including the right to foreclose the Indenture by bill in equity or by proceedings at law, the right to secure specific performance by the Board of any agreement on its part herein contained, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Project, of a receiver for all or any part of the Project and the earnings, rents and income therefrom; the rights here specified are to be cumulative to all other available rights, remedies or powers and shall not exclude any such.

                 (d) RIGHTS OF CREDIT OBLIGOR. Anything in Section 10.2(a), (b) or (c) hereof to the contrary notwithstanding, so long as the Letter of Credit is in effect and the Credit Obligor has honored all proper drawings under the Letter of Credit or all Bonds constitute Pledged Bonds, or all Bonds have been paid by a drawing under the Letter of Credit and the Credit Obligor has not been fully reimbursed, without the prior written consent of the Credit Obligor, the Trustee shall not have the right to declare, either on its own or with the consent of Holders of Bonds, the principal of all Bonds and the interest accrued thereon to become immediately due and payable or to pursue any remedy available to it under Section 10.2(b) or (c) hereof as a result of the occurrence of an Event of Default under subsections
         (b), (c) or (f) of Section 10.1 hereof, and any remedy so pursued by the Trustee where such consent is necessary shall be at the direction of the Credit Obligor.

         SECTION 10.3 APPLICATION OF MONEYS RECEIVED BY TRUSTEE. Any moneys received by the Trustee pursuant to the provisions of this article or pursuant to any right given to it or action taken by it under the provisions of this article, together with all other funds then held by it





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hereunder, shall, after payment of all proper costs, expenses and liabilities incurred and disbursements made by the Trustee hereunder, and all liens and charges on the rentals or other receipts from the Project prior hereto which in the opinion of the Trustee it is advisable to pay, be applied as follows:

                 (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                           FIRST - To the payment to the persons entitled
                 thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest, with interest on overdue installments of interest and, if the amount available shall not be sufficient to pay in full any particular installment plus said interest thereon, then to the payment ratably, according to the amounts due on such installments and with respect to said interest, to the persons entitled thereto, without any discrimination or privilege;

                           SECOND - To the payment to the persons entitled
                 thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of the Indenture), with interest on overdue installments of principal, and, if the amount available shall not be sufficient to pay in full all such principal (and premium, if any), together with such interest, then to the payment of such principal, premium (if any) and interest ratably, without any discrimination or privilege; and

                           THIRD - The surplus, if any there be, into the Debt
                 Service Fund, or in the event the Bonds have been fully paid, to the Credit Obligor if the Credit Agreement is still in effect; otherwise to the Board or to whomsoever may be entitled thereto, unless the Letter of Credit is in effect, in which case such surplus shall be held until all Bonds are fully paid and then applied as provided above.

                 (b) If the principal of all the Bonds shall have become or been declared due and payable, all such moneys shall be applied as follows:

                           FIRST - To the payment of the principal and interest
                 then due and unpaid upon the Bonds (with interest on overdue principal and interest), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege; provided, however, that if the principal of all the Bonds shall have been declared due and payable and if such declaration shall thereafter have been rescinded under the provisions of Section 10.5, then, subject to the provisions of this subsection (b) in the event that the principal of all the Bonds shall later become or be declared due and payable, such moneys shall be applied in accordance with the provisions of subsection (a) of this Section 10.3; and

                           SECOND - The surplus, if any there be, to the Credit
                 Obligor if the Credit Agreement is still in effect; otherwise to the Board or to whomsoever may be entitled thereto.

Whenever moneys are to be applied pursuant to the provisions of this Section 10.3, such moneys shall be applied at such time or times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future; provided that, if all Bonds have been paid in full with funds drawn under the Letter of Credit, the Trustee will act at the direction of the Credit Obligor. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal and interest to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date and shall not be required to make payment to the Holder of any unpaid Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid. In no event shall moneys drawn under the Letter of Credit be applied under this section for any purpose other than payment of debt service with respect to the Bonds.

         SECTION 10.4 REMEDIES VESTED IN TRUSTEE. All remedies hereunder are vested exclusively in the Trustee for the equal and pro rata benefit of all Holders of the Bonds and (to the extent herein provided) for the benefit of the Credit Obligor, unless the Trustee refuses or neglects to act within a reasonable time after written request so to act addressed to the Trustee by the Holders of twenty-five percent (25%) in principal amount of the Outstanding Bonds, accompanied by indemnity satisfactory to the Trustee, in which event, subject to the rights of the Credit Obligor under Sections 10.2 and 10.5 hereof, the Holder of any of the Bonds may thereupon so act in the name and behalf of the Trustee or may so act in his own name in lieu of action by or in the name and behalf of the Trustee. Except as above provided, no Holder of any of the Bonds shall have the right to enforce any remedy hereunder, and then only for the equal and pro rata benefit of the Holders of all the Bonds.

         Notwithstanding any other provision hereof, the right of the Holder of any Bond, which is absolute and unconditional, to receive payment of the principal of and the interest and premium, if any, on such Bond on or after the due date thereof, but solely from the revenues and receipts from the leasing or sale of the Project as therein and herein expressed, or to institute suit for the enforcement of such payment on or after such due date, or the obligation

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of the Board, which is also absolute and unconditional, to pay, but solely from said revenues and receipts, the principal of and the interest and premium (if any) on the Bonds to the respective Holders thereof at the time and place in said Bonds expressed, shall not be impaired or affected without the consent of such Holder; provided, however, that no Bondholder shall be entitled to take any action or institute any such suit to enforce the payment of his Bonds, whether for principal, interest or premium, if and to the extent that the taking of such action or the institution or prosecution of any such suit or the entry of judgment therein would under applicable law result in a surrender, impairment, waiver or loss of the lien hereof upon the Project, or any part thereof, as security for the Bonds held by any other Bondholder.

         SECTION 10.5 WAIVERS OF EVENTS OF DEFAULT. The Trustee may, with the consent of the Credit Obligor, waive any Event of Default and its consequences and rescind any declaration of maturity of principal and shall do so upon the written request of the Credit Obligor or (if no Letter of Credit is in effect and less than all of the Bonds constitute Pledged Bonds) the Holders of a majority in principal amount of all outstanding Bonds; provided, however, that there shall not be waived any Event of Default pertaining to the payment when due of the principal of any Bonds at the date of maturity specified therein or of the purchase price of any Bond or of the interest or premium (if any) on any such Bonds, unless prior to such waiver or rescission, all arrears of interest on such Bonds, with interest (to the extent permitted by law) at the rate borne by such Bonds on overdue installments of interest, and all arrears of payments of principal or purchase price of such Bonds with interest at the rate borne by such Bonds on overdue principal, and all expenses of the Trustee in connection with such default then due, shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Board, the Credit Obligor, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder respectively (subject, however, to such determination), but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon; and provided further that no waiver of an Event of Default under subsection (e) of Section 10.1 hereof shall be effective unless the Trustee receives written notice from the Credit Obligor that the Letter of Credit has been reinstated.

         The provisions of this Section 10.5 are subject to the condition that with respect to an Event of Default under subsection (e) of Section 10.1 hereof, receipt by the Trustee of written notice from the Credit Obligor of the waiver of any Event of Default under the Credit Agreement, rescission and annulment of the consequences and reinstatement (or verification of reinstatement) of the Letter of Credit shall constitute a waiver of the corresponding Event of Default under the Indenture and a rescission and annulment of the consequences thereof. If notice of such Event of Default under the Credit Agreement shall have been given as provided herein and if the Trustee shall thereafter have received notice that such Event of Default shall have been waived, the Trustee shall promptly give notice by first class mail, postage prepaid, of such waiver, rescission or annulment to the Board, the Company, and the Credit Obligor, and shall give notice thereof by first class mail, postage prepaid, to all registered Holders of the Bonds at their addresses as they appear in the registration books kept by the Trustee. No such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon; and provided further that no waiver of an Event of Default under subsection (e) of Section 10.1 hereof shall be effective unless the Trustee receives written notice from the Credit Obligor that the Letter of Credit has been reinstated.

         Anything contained herein to the contrary notwithstanding, there shall be no waiver of an Event of Default hereunder in the event that the Bonds have been accelerated pursuant to Section 10.2(a) hereof and moneys drawn under the Letter of Credit for such purposes.

                                   ARTICLE XI

                          CONCERNING THE TRUSTEE, THE
                     REMARKETING AGENT AND THE TENDER AGENT


         SECTION 11.1 TRUSTEE ACCEPTANCE OF TRUSTS. The Trustee accepts the trusts hereby created and agrees to perform the duties herein required of it subject, however, to the following conditions:

                 (a) It shall not be liable hereunder except for its non-compliance with the provisions hereof, its willful misconduct or its gross negligence.

                 (b) It may execute any of the trusts and powers conferred on it hereunder or perform any duty hereunder either directly or through agents and attorneys in fact who are not regularly in its employ and who are selected by it with reasonable care.

                 (c) It may consult Counsel on any matters connected herewith and shall not be answerable for any action taken or failure to take any action in good faith on the advice of Counsel, provided that its action or inaction is not contrary to any express provision hereof.

                 (d) It need not recognize a Holder of a Bond or Bonds as such without the satisfactory establishment of his title to such Bond or Bonds.

                 (e) It shall not be answerable for any action taken in good faith on any notice, request, consent, certificate or other paper or document which it believes to be genuine and signed or acknowledged by the proper party.

                 (f) Subject to the provisions of Section 10.2 hereof, it need not notice any default hereunder unless requested so to do by the Holders of twenty-five percent (25%) of the then outstanding Bonds.

                 (g) Subject to the provisions of Section 10.2 hereof, in the Event of Default by the Board hereunder, the Trustee need not exercise any of its rights or powers specified in Section 10.2 hereof or take any action under said Section 10.2 unless requested in writing so to do by the Holders of twenty-five percent (25%) of the then outstanding Bonds; it may exercise any such rights or powers or take any such action, if it thinks advisable, without any such request; it shall do so when so requested; provided that, subject to the last sentence of this Section 11.1(g), the furnishing of indemnity, satisfactory to the Trustee, against its prospective liabilities and expenses by the Holders requesting any action by the Trustee under said Section 10.2 shall be a condition precedent to the duty of the Trustee to take or continue any action under said Section
         10.2 which in the opinion of the Trustee would involve it in any such liabilities or expenses. Whenever it has a choice of remedies under said Section 10.2 or a discretion as to details in the exercise of its powers thereunder, it must, subject to the last sentence of said
         Section 10.2, follow any specific directions given by the Holders of a majority of the Bonds at the time outstanding, anything therein or herein to the contrary notwithstanding, unless the observance of such directions would, in the opinion of the Trustee, unjustly prejudice the non-assenting Bondholders or the Credit Obligor. Anything herein to the contrary notwithstanding, the furnishing of indemnity shall not be a condition precedent to the obligations of the Trustee to accelerate the principal of and the interest on the Bonds upon the occurrence of an Event of Default under subsections (a), (e), (f) or
         (g) of Section 10.1 hereof or to draw moneys under the Letter of Credit to pay the principal of and the interest on the Bonds in accordance with the provisions of the Indenture and the Letter of Credit.

                 (h) It shall be entitled to reasonable compensation for its services hereunder, including extra compensation for unusual or extraordinary services, provided that no such compensation shall be payable from a drawing under the Letter of Credit.

                 (i) Any action taken by the Trustee at the request of and with the consent of the Holder of a Bond will bind all subsequent Holders of the same Bond and any Bond issued hereunder in lieu thereof.

                 (j) It may be the Holder of Bonds as if not Trustee hereunder.

                 (k) It shall not be liable for the proper application of any moneys other than those that may be paid to or deposited with it.

                 (l) It shall not unreasonably withhold or delay any consent or approval required of it under the provisions hereof or of the Lease.

                 (m) All moneys received by the Trustee to be held by it hereunder shall be held as trust funds until disbursed in the manner herein provided therefor. The Trustee shall not be liable to pay or allow interest thereon or otherwise to invest any such moneys except as specifically required herein.

                 (n) It may make any investments permitted hereby through its own bond department, and any certificate of deposit issued by it hereunder shall be deemed investments and not deposits.

                 (o) It shall, upon reasonable request, advise the Board, the Company or the Credit Obligor of the amount at the time on deposit in any of the special funds herein created.

                 (p) It shall, upon reasonable request, issue to the Board, the Company or the Credit Obligor certificates indicating whether, to the knowledge of the Trustee, the Board or the Company is in default under the provisions of the Indenture or the Lease, respectively.

                 (q) The recitals of fact herein and in the Bonds are statements by the Board and not by the Trustee, and the Trustee is in no way responsible for the validity or security of the Bonds, the existence of any part of the Project, the value thereof, the title of the Board thereto, the security afforded hereby or the validity or priority of the lien hereof.

                 (r) The Tender Agent shall be entitled to the same immunities with respect to their respective duties under the Indenture as the Trustee is under this Section 11.1 with respect to its duties hereunder.

         SECTION 11.2 TRUSTEE AUTHORIZED TO PAY CERTAIN CHARGES. Without relieving the Board from the consequences of any default in connection therewith, the Trustee may pay any charge which the failure of the Board to pay has made or will make an encumbrance or lien prior hereto on the Project, and in the event the Company shall fail to take out insurance on the Project to the extent required by the Indenture, the Trustee may take out any such insurance on the Project that the Company has failed to furnish or cause to be furnished and may pay the premiums thereon; provided that in each case (a) the Trustee first gives to the Board such notice as is reasonable under the circumstances of the Board's failure to pay such charge or the Company's failure to take out or cause to be taken out such insurance, and (b) the Board does not within such time thereafter as the Trustee deems reasonable under the circumstances pay such charge or the Company fails to take out such insurance. The Trustee, however, shall not be required to pay any such charge or take out any such insurance, and it shall not be liable in any manner for any failure to do so. All sums expended by the Trustee under the provisions of this section shall be secured by the Indenture, shall bear interest at a per annum rate equal to the Prime Rate, plus 2%, from the date of payment thereof, and shall, except with respect to moneys drawn under the Letter of Credit,be entitled to priority of payment over the principal of or the interest on any of the Bonds. The Board will reimburse the Trustee on demand for all sums so expended by the Trustee on behalf of the Board, together with interest at said rate.

         SECTION 11.3 TRUSTEE MAY FILE CLAIMS. The Trustee may at any time file a claim in its own name or for the benefit of the Holders of the Bonds in any court proceeding where any such claim may be permitted or required, whether such proceeding be by way of reorganization, bankruptcy, receivership or of any other nature. The Holders of the Bonds do hereby constitute and appoint the Trustee as their irrevocable agent and attorney in fact for the purpose of filing any such claim, but such authorization shall not include the power to agree to accept new securities of any nature in lieu of the Bonds or to alter the terms of the Bonds.

         SECTION 11.4 RESIGNATION AND DISCHARGE OF TRUSTEE. The Trustee may resign and be discharged of the trusts hereby created upon written notice to the Board, the Company, the Bondholders, the Credit Obligor, the Remarketing Agent and the Tender Agent specifying the effective date of such resignation. The effective date of the resignation shall be at least thirty (30) days after the giving of such notice unless it be coincident with the appointment by the Holders of the Bonds of a successor Trustee as herein provided. The Trustee may at any time, with the consent of the Credit Obligor, be removed by a written instrument signed by the Holders of a majority in principal amount of the Bonds then outstanding. If the Trustee resign or be removed, it shall be reimbursed for all its proper prior expenses reasonable under the circumstances. The preceding provisions of this Section 11.4 to the contrary notwithstanding, no resignation or discharge of the Trustee shall be effective until the appointment of a successor Trustee hereunder.

         SECTION 11.5 APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee resign, be removed, be placed by a court or governmental authority under the control of a receiver or other public officer or otherwise become incapable of acting, a successor may be appointed by a written instrument signed by the Credit Obligor and the Holders of a majority in principal amount of the Bonds then outstanding (which instrument shall be filed for record in the office of the Judge of Probate of the county in which the Project is located) and in the interim by an instrument executed by the Board, such interim successor Trustee to be immediately and ipso facto superseded by the one appointed as above by the said Holders. The Board shall give written notice of such interim appointment, in the event such is made, to the Company, the Bondholders, the Credit Obligor, the Remarketing Agent and the Tender Agent and when the appointment of a successor Trustee, as selected by the Holders of a majority in principal amount of the Bonds then outstanding, becomes effective, the Board shall give written notice of that fact to the Company. Any successor Trustee shall be a bank or trust company authorized to administer trusts and having, at the time of its acceptance of such appointment, combined capital and surplus of at least $100,000,000.

         SECTION 11.6 CONCERNING ANY SUCCESSOR TRUSTEE. Any successor Trustee shall execute and deliver to the Board an instrument accepting the trusts and shall thereupon ipso facto succeed to all the estate and title of the retiring Trustee to the Project and to its rights, powers and responsibilities hereunder and its predecessor shall pay over, assign and deliver any moneys held by it to such successor Trustee. The Board will, upon request of the successor Trustee, execute and deliver to it any instrument reasonably requested in further assurance thereof. Any such instrument so executed shall be filed for record in the office of the Judge of Probate of the county in which the Project is located. Any successor Trustee may effectively adopt the authentication certificate of a predecessor Trustee on Bonds already authenticated and not delivered, and may so deliver them; and it may effectively authenticate Bonds in its own name.

         SECTION 11.7 REMARKETING AGENT. (a) LaSalle National Bank is hereby appointed as "Remarketing Agent" for the Bonds, subject to the conditions set forth in this section.

         (b) The Remarketing Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by execution and delivery of an agreement satisfactory to the Trustee.





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
         (c) The Remarketing Agent (i) shall be authorized by law to perform all the duties imposed upon it by this Indenture and (ii) shall be a bank, trust company or member of the National Association of Securities Dealers, Inc., approved by the Credit Obligor in writing (which approval shall not be unreasonably withheld) organized and doing business under the laws of the United States or any state or the District of Columbia and having a capitalization of at least $15,000,000 as shown in its most recent published annual report.

         (d) The Remarketing Agent may resign at any time by giving 30 days' prior written notice thereof to the Board, the Trustee, the Company and the Credit Obligor; provided, however, that no such resignation shall become effective until a successor Remarketing Agent has been appointed and has accepted its duties and obligations hereunder.

         (e) The Company may, with the prior written consent of the Credit Obligor, remove the Remarketing Agent at any time upon 30 days' prior written notice thereof to the Remarketing Agent, the Board and the Trustee.

         (f)     If at any time:

                 (1) the Remarketing Agent shall cease to be eligible under this section and shall fail to resign after written request therefor by the Trustee, or

                 (2) the Remarketing Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Remarketing Agent or of its property shall be appointed or any public officer shall take charge or control of the Remarketing Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Trustee may remove the Remarketing Agent upon 7 days' written notice thereof to the Remarketing Agent, the Credit Obligor, the Board and the Company.

         (g) If the Remarketing Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Remarketing Agent for any cause, the Board shall, with the prior written consent of the Company and the Credit Obligor, promptly appoint a successor Remarketing Agent.

         (h) The Trustee shall give notice of each resignation and each removal of the Remarketing Agent and each appointment of a successor Remarketing Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Remarketing Agent and the address of its principal office.

         SECTION 11.8 TENDER AGENT. (a) The Trustee may, with the consent of the Company, appoint an agent (the "Tender Agent") to act on its behalf in the acceptance of delivery of Bonds tendered for purchase pursuant to the optional or mandatory tender provisions of this Indenture and in the authentication and delivery of Bonds pursuant to the transfer and exchange provisions of this Indenture. For all purposes of this Indenture, (i) Bonds to be purchased pursuant to the





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
optional or mandatory tender provisions of this Indenture may be delivered to the Tender Agent, as well as the Trustee, and (ii) the authentication and delivery of Bonds by the Tender Agent pursuant to the transfer and exchange provisions of this Indenture shall be deemed to be the authentication and delivery of Bonds "by the Trustee."

         (b) Any Tender Agent appointed by the Trustee shall signify its acceptance of such appointment by execution and delivery of an agreement satisfactory to the Trustee.

         (c) Any such Tender Agent (i) shall at all times be a commercial bank or trust company, (ii) shall at all times be a corporation organized and doing business under the laws of the United States or of any state with a combined capital and surplus of at least $50,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision and examination by federal or state authority, and (iii) shall (A) have an investment grade rating from at least one Rating Agency and from each other Rating Agency maintaining a rating with respect to such commercial bank or trust company or (B) be otherwise acceptable to S&P. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (d) Any corporation into which any Tender Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Tender Agent shall be a party, or any corporation succeeding to the corporate trust business of any Tender Agent, shall be the successor of the Tender Agent hereunder, if such successor corporation is otherwise eligible under this section, without the execution or filing of any further act on the part of the parties hereto or the Tender Agent or such successor corporation.

         (e) Any Tender Agent may at any time resign by giving written notice of resignation to the Trustee, the Board and the Company. The Trustee may at any time terminate the agency of any Tender Agent by giving written notice of termination to such Tender Agent, the Board and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Tender Agent shall cease to be eligible under this section, the Trustee shall promptly appoint a successor Tender Agent, shall give written notice of such appointment to the Board and the Company, and shall mail notice of such appointment to all Holders of Bonds as the names and addresses of such Holders appear on the Bond Register.

         (f) The Trustee agrees to pay to the Tender Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

         SECTION 11.9 NOTICES. The Trustee shall, within 30 days of its receipt of written notice of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of a successor Remarketing Agent or Tender Agent, give notice thereof by first class mail, postage prepaid, to the Holders of the Bonds.

         SECTION 11.10 LIMITATION ON RESIGNATION OR REMOVAL OF TRUSTEE OR APPOINTMENT OF SUCCESSOR TRUSTEE. So long as there is a Letter of Credit on file with the Trustee and notwithstanding any of the foregoing provisions of this Article XI concerning the resignation or removal of the Trustee or the appointment of a successor trustee, no such resignation, removal or appointment shall be effective until the Credit Obligor shall have issued and delivered to the successor trustee a replacement Letter of Credit complying with the provisions of the Lease in favor of such successor trustee, whereupon the Trustee shall return the Letter of Credit then held by it to the entity which issued such Letter of Credit.

                                  ARTICLE XII

                         AUTHORIZATION OF SUPPLEMENTAL
                         INDENTURES AND MODIFICATION OF
                           THE LEASE AND THE GUARANTY

         SECTION 12.1 SUPPLEMENTAL INDENTURES WITHOUT BONDHOLDER CONSENT. The Board and the Trustee may at any time and from time to time enter into such Supplemental Indentures (in addition to such Supplemental Indentures as are otherwise provided for herein or contemplated hereby) as shall not be inconsistent with the terms and provisions hereof, for any one or more of the following purposes:

                 (a) To add to the covenants and agreements of the Board herein contained other covenants and agreements thereafter to be observed and performed by the Board, provided that such other covenants and agreements shall not either expressly or impliedly limit or restrict any of the obligations of the Board contained in the Indenture;

                 (b) To cure any ambiguity or to cure, correct or supplement any defect or inconsistent provision contained in the Indenture or in any Supplemental Indenture or to make any provisions with respect to matters arising under the Indenture or any Supplemental Indenture for any other purpose if such provisions are necessary or desirable and are not inconsistent with the provisions of the Indenture or any Supplemental Indenture and do not adversely affect the interests of the Holders of the Bonds; or

                 (c) To subject to the lien of the Indenture and the pledge herein contained additional property and the revenues therefrom.

Any Supplemental Indenture entered into under the provisions of and pursuant to this section shall not require the consent of any Bondholders.

         SECTION 12.2 SUPPLEMENTAL INDENTURE REQUIRING BONDHOLDER CONSENT. The Board and the Trustee may, at any time and from time to time, with the written consent of the Holders of not less than a majority of the Bonds, enter into such Supplemental Indentures as shall be deemed necessary or desirable by the Board and the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions





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contained in the Indenture or in any Supplemental Indenture; provided that without the written consent of the Holder of each Bond affected, no reduction in the principal amount of or rate of interest on or premium payable upon the redemption of any Bond shall be made; and provided, further, that without the written consent of the Holders of all the Bonds none of the following shall be permitted:

                 (a) An extension of the maturity of any installment of principal of or interest on any Bond;

                 (b) The creation of a lien or charge on the Project or the revenues and receipts therefrom ranking prior to or on a parity with the lien and charge thereon contained herein;

                 (c) The establishment of preferences or priorities as between the Bonds; or

                 (d) A reduction in the aggregate principal amount of Bonds the Holders of which are required to consent to such Supplemental Indenture.

Upon the execution of any Supplemental Indenture under and pursuant to the provisions of this section, the Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under the Indenture of the Board, the Trustee and all Holders of the Bonds then outstanding shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments.

         SECTION 12.3 EXECUTION OF SUPPLEMENTAL INDENTURES. The Board and the Trustee recognize that under the terms of Section 9.2 of the Lease, they may not make any amendment of the Indenture or any Supplemental Indenture without the prior written consent of the Company. Subject to such consent, the Trustee is authorized to join with the Board in the execution of any Supplemental Indenture authorized under the provisions of this article and to make the further agreements and stipulations which may be contained therein, but the Trustee shall not be obligated to enter into any such Supplemental Indenture which affects its rights, duties or immunities under the Indenture. Any Supplemental Indenture executed in accordance with the provisions of this article shall thereafter form a part of the Indenture, and all the terms and conditions contained in such Supplemental Indenture as to any provisions authorized to be contained therein, shall be deemed to be a part of the terms and conditions of the Indenture for any and all purposes.

         SECTION 12.4 AMENDMENTS TO LEASE AND GUARANTY. The Board may, with the written consent of the Trustee but without the consent of or any notice to the Holders of any of the Bonds,

                 (a) amend, change or modify the Lease so as to identify more precisely the Equipment, and

                 (b) amend, change or modify the Lease to cure any ambiguity or to cure, correct or supplement any defect or inconsistent provision contained in the Lease, or to make provision with respect to matters arising under the Lease for any other purpose if such provisions are necessary or desirable and are not inconsistent with the provisions of the Lease or the Indenture and do not, in the sole and uncontrolled judgment of the Trustee, adversely affect the interests of the Holders of the Bonds.

         The Board or (in the case of the Guaranty) the Trustee may, at any time and from time to time, with the written consent of the Trustee and the written consent of the Holders of not less than a majority of the Bonds, amend, change or modify the Lease or the Guaranty to such extent as shall be deemed necessary or desirable by the Board and the Trustee, provided that without the written consent of the Holders of all the Bonds, no such amendment, modification or change shall permit (i) a reduction in the amount of Basic Rent payable by the Company under the Lease, or the amounts guaranteed under the Guaranty prior to payment in full of the principal of and the interest on the Bonds, (ii) any change in the due dates of such Basic Rent payments or amounts guaranteed prior to such full payment of the Bonds, or (iii) any other change that, in the sole and uncontrolled judgment of the Trustee, might adversely affect the interests of the Holders of the Bonds.

         SECTION 12.5 NOTICES WITH RESPECT TO CERTAIN CHANGES IN THE INDENTURE, THE LEASE AND THE GUARANTY. If at any time the Board shall request the Trustee to enter into any Supplemental Indenture requiring the written consent of the Credit Obligor or any Bondholders or any amendment, change or modification of the Lease or the Guaranty requiring the written consent of the Credit Obligor or any Bondholders, the Trustee shall, upon being satisfactorily indemnified with respect to its prospective expenses incident thereto, cause notice of the proposed Supplemental Indenture or the proposed amendment, change or modification to be forwarded by United States registered or certified mail to the Credit Obligor and to the registered Holder of each Bond, at the address of such registered Holder as such address appears on the registry books of the Trustee pertaining to the registration of the Bonds. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture or the proposed amendment, modification or change and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Bondholders. If, within sixty (60) days or such longer period as shall be prescribed by the Board following the forwarding of such notice, the Holders of not less than two-thirds in aggregate principal amount of the Bonds outstanding at the time of the execution of any such Supplemental Indenture or at the time of the execution of such proposed amendment, change or modification with respect to the Lease or the Guaranty shall have consented to and approved the execution thereof as herein provided, no Holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Board from executing the same or from taking any action pursuant to the provisions thereof.

         SECTION 12.6 APPROVAL OF CREDIT OBLIGOR. Anything contained in this Article XII to the contrary notwithstanding, so long as the Letter of Credit shall be in effect, and there is no default by the Credit Obligor thereunder or all of the Bonds constitute Pledged Bonds, the Credit





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
Obligor shall be deemed to be the Holder of all the Bonds for the purpose of giving any consent to any amendment, waiver, change or modification of the Indenture or the Lease or the Guaranty; provided, however, that any such amendment, change or modification of the type described in the provisos to the first sentence of Section 12.2 hereof shall also require the consent of the actual Holders of the Bonds as therein specified.

         SECTION 12.7 DISCRETION OF THE TRUSTEE. In the case of any Supplemental Indenture or amendment, modification or change with respect to the Lease or the Guaranty authorized under the provisions of this Article, the Trustee shall be entitled to exercise its discretion in determining whether or not any proposed Supplemental Indenture or amendment, modification or change with respect to the Lease or the Guaranty, or any term or provision therein contained, may be entered into under the provisions of the Indenture, and the Trustee shall not be under any responsibility or liability to the Board or to any Bondholder or to anyone whomsoever for any act or thing which it may in good faith do or decline to do under and in accordance with the provisions of this Article. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Independent Counsel acceptable to it as conclusive evidence that any such Supplemental Indenture or any such amendment, modification or change with respect to the Lease complies with the provisions of the Indenture and that it is proper for the Trustee acting under the provisions of this article to join in the execution of such Supplemental Indenture or to consent to such amendment, modification or change with respect to the Lease.

                                  ARTICLE XIII

                        PAYMENT AND CANCELLATION OF THE
                    BONDS AND SATISFACTION OF THE INDENTURE

         SECTION 13.1 SATISFACTION OF INDENTURE. When the principal or redemption price (as the case may be) of, and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same as described Section 13.1 hereof, together with the compensation of the Trustee and all other sums payable hereunder by the Board and the Letter of Credit has been cancelled, the right, title and interest of the Trustee shall thereupon cease and the Trustee, on demand of the Board, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Board and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

         Notwithstanding the satisfaction of the Indenture, the Trustee shall have a continuing obligation to carry out the provisions for mandatory redemption of the Bonds as provided for in Section 4.1(a) hereof upon the occurrence of a Determination of Taxability.

         SECTION 13.2 CANCELLATION OF PAID BONDS. When and as the Bonds are paid, those so paid shall be forthwith cancelled by the Trustee and delivered to the Board. Likewise all





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
mutilated Bonds replaced by new Bonds shall forthwith be cancelled by the Trustee and delivered to the Board.

         SECTION 13.3 TRUST FOR PAYMENT OF DEBT SERVICE. (a) The Board may provide for the payment of any of the Bonds by establishing a trust for such purpose with the Trustee and depositing therein cash and/or Federal Securities which (assuming the due and punctual payment of the principal of and interest on such Federal Securities, but without reinvestment) will provide funds sufficient to pay the Debt Service on such Bonds as the same becomes due and payable until the maturity or redemption of such Bonds; provided, however, that

                 (1) such Federal Securities must not be subject to redemption prior to their respective maturities at the option of the issuer of such Securities,

                 (2) if any of such Bonds are to be redeemed prior to their respective maturities, either (i) the Trustee shall receive evidence that notice of such redemption has been given in accordance with the provisions hereof and such Bonds or (ii) the Board shall confer on the Trustee irrevocable authority for the giving of such notice on behalf of the Board,

                 (3) such trust must be established only during a Term Rate Period and, if established during a Term Rate Period, all Bonds to be retired with funds from such trust must either mature or be called for redemption on or before the date immediately following such Term Rate Period,

                 (4) prior to the establishment of such trust the Trustee must receive an opinion of Counsel with nationally recognized experience in bankruptcy matters stating in effect that upon the occurrence of an Act of Bankruptcy with respect to the Board or the Company, money and investments in such trust will not be subject to any preference claim under the Federal Bankruptcy Code.

                 (5) prior to the establishment of such trust the Trustee must receive a report by an independent certified public accountant stating in effect that the principal and interest payments on the Federal Securities in such trust, without reinvestment, together with the cash initially deposited therein, will be sufficient to make the required payments from such trust.

                 (6) prior to the establishment of such trust the Trustee must receive an opinion of Bond Counsel stating in effect that the creation of such trust will not cause any of the Bonds to become Taxable.

         (b) Cash and/or Federal Securities deposited with the Trustee pursuant to this section shall not be a part of the trust estate but shall constitute a separate, irrevocable trust fund for the benefit of the Holders of the Bonds to be paid from such fund. Such cash and the principal and interest payable on such Federal Securities shall be applied by the Trustee solely to the payment of Debt Service on such Bonds.

         (c) The Board shall give each Rating Agency that maintains a rating with respect to the Bonds 10 days' notice of its intent to establish a trust for the payment of Bonds in accordance with this section and shall deliver to each such Rating Agency a copy of the opinions and report required by subsection (a)(4)(5) and (6) of this section.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         SECTION 14.1 DISCLAIMER OF GENERAL LIABILITY. It is hereby expressly made a condition of this Indenture that any agreements, covenants or representations herein contained or contained in the Bonds do not and shall never constitute or give rise to any personal or pecuniary liability or charge against the general credit of the Board, and in the event of a breach of any such agreement, covenant or representation, no personal or pecuniary liability or charge payable directly or indirectly from the general revenues of the Board shall arise therefrom. Nothing contained in this section, however, shall relieve the Board from the observance and performance of the several covenants and agreements on its part herein contained.

         SECTION 14.2 RETENTION OF MONEYS FOR PAYMENT OF BONDS. Should any of the Bonds not be presented for payment when due, whether by maturity or otherwise, the Trustee shall, subject to the provisions of any applicable escheat or other similar law, retain from any moneys transferred to it for the purpose of paying said Bonds so due, for the benefit of the Holders thereof, a sum of money sufficient to pay such Bonds when the same are presented by the Holders thereof for payment (upon which sum the Trustee shall not be required to pay interest). All liability of the Board to the Holders of such Bonds and all rights of such Holders against the Board under the Bonds or under the Indenture shall thereupon cease and determine, and the sole right of such Holders shall thereafter be against such deposit. If any Bond shall not be presented for payment within a period of three (3) years following the date when such Bond becomes due, whether by maturity or otherwise, the Trustee shall, subject to the provisions of any applicable escheat or other similar law, return to the Board any moneys theretofore held by it for payment of such Bond, and such Bond shall (subject to the defense of any applicable statute of limitation) thereafter be an unsecured obligation of the Board.

         SECTION 14.3 FORM OF REQUESTS, ETC., BY BONDHOLDERS. Any request, direction or other instrument required to be signed or executed by Holders of the Bonds may be in any number of concurrent instruments of similar tenor, signed, or executed in person or by agent appointed in writing. Such signature or execution may be proved by the certificate of a notary public or other officer at the time authorized to take acknowledgments to deeds to be recorded in Alabama, stating that the signer was known to him and acknowledged to him the execution thereof.

         SECTION 14.4 LIMITATION OF RIGHTS. Nothing herein or in the Bonds shall confer any right on anyone other than the Board, the Trustee, the Company, the Holders of the Bonds, the Credit Obligor, the Tender Agent and the Remarketing Agent.

         SECTION 14.5 MANNER OF PROVING OWNERSHIP OF BONDS. The ownership at any given time of a Bond may be proved by a certificate of the Trustee stating that on the date stated the Bond described was registered on its books in the name of the stated party.

         SECTION 14.6 INTEREST RATE LIMITATION. Any interest rate specified herein for any purpose shall be deemed to be limited to the lesser of
(a) such rate so specified, or (b) the highest non-usurious rate at the time permitted by the laws of Alabama.

         SECTION 14.7 INDENTURE GOVERNED BY ALABAMA LAW. It is the intention of the parties hereto that the Indenture shall in all respects be governed by the laws of the State of Alabama.

         SECTION 14.8 NOTICES TO RATING AGENCIES. In addition to all other notices required herein, the Trustee shall give prompt written notice to each Rating Agency that maintains a rating with respect to the Bonds of any proposed amendment of any instrument under the provisions of Article XII hereof, any Event of Default, any dishonor, repudiation, termination or extension (other than an extension occurring automatically by operation of the Letter of Credit) of the Letter of Credit, any redemption of Bonds prior to maturity, any issuance of a Substitute Letter of Credit and any appointment of a successor trustee or successor Remarketing Agent.

         SECTION 14.9 NOTICES. All notices, demands, requests and other communications hereunder shall be deemed sufficient and properly given if in writing and delivered in person to the following addresses or mailed by certified or registered mail, postage prepaid with return receipt requested, at such addresses:

                 (a)       If to the Board:

                           The Industrial Development Board
                             of the City of Demopolis
                           City Hall
                           Demopolis, Alabama  36732

                 (b)       If to the Company:

                           McClain of Alabama, Inc.
                           6200 Elmridge
                           Sterling Heights, Michigan  48313





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
                 (c)       If to the Trustee:

                           LaSalle National Bank - Corporate Trust
                           135 South LaSalle Street
                           Chicago, Illinois  60603

                 (d)       If to the Credit Obligor:

                           Standard Federal Bank
                           2600 West Beaver Road
                           Troy, Michigan  48084

                 (e)       If to the Remarketing Agent:

                           LaSalle National Bank
                           181 West Madison, Suite 3200
                           Chicago, Illinois  60602

Any of the above-mentioned parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent. The Trustee and the Board will send a copy of each notice that either thereof gives to the other pursuant to the provisions hereof to the Company and the Credit Obligor; provided, however, that the failure of either the Board or the Trustee to send a copy of any such notice to the Company or the Credit Obligor shall not invalidate such notice or render it ineffective unless notice to the Company or the Credit Obligor, as the case may be, is otherwise expressly required herein. Any notice hereunder signed on behalf of the notifying party by a duly authorized attorney at law shall be valid and effective to the same extent as if signed on behalf of such party by a duly authorized officer or employee.
Any notice given hereunder shall be deemed to have been given upon receipt by the person to whom such notice is required to be given hereunder; provided, however, that all notices to Bondholders given by the Trustee, including, without limitation, notices of redemption, shall be deemed given on the date such notices are deposited, postage prepaid, in the United States mail.

         IN WITNESS WHEREOF, the Board has caused this Indenture to be executed in its corporate name and behalf by the Chairman of the Directors, has caused its corporate seal to be hereunto affixed and has caused this Indenture to be attested by its Secretary, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused this Indenture to be executed in its corporate name and behalf, has caused its corporate seal to be hereunto affixed and has caused this Indenture to be attested, by its duly authorized officers, all in six (6) counterparts, each of which shall be deemed an original, and the Board and the Trustee have caused this Indenture to be dated as of April 1, 1997.

                                         THE INDUSTRIAL DEVELOPMENT BOARD
                                              OF THE CITY OF DEMOPOLIS


                                    By
                                      -----------------------------------------

                                      Its
                                         --------------------------------------
Attest:


------------------------------------------
              Its Secretary

                                              LASALLE NATIONAL BANK,
                                                    as Trustee

                                    By
                                      -----------------------------------------
                                             Its Assistant Vice President
Attest:

------------------------------------------
         Its Assistant Secretary

STATE OF ALABAMA                        )
                                        :
COUNTY OF MARENGO                       )

         I, ______________________________, a Notary Public in and for said county in said state, hereby certify that JOHN E. NORTHCUTT, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DEMOPOLIS, a public corporation under the laws of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and official seal of office, this ____ day of _______________, 1997.



                                           ------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]                          My Commission Expires: _______________

STATE OF _______________                )
                                        :
COUNTY OF _______________               )


         I, ______________________________, a Notary Public in and for said county in said state, hereby certify that Estelita Tucker, whose name as Assistant Vice President of LASALLE NATIONAL BANK, a national banking association, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said association.

          GIVEN under my hand and official seal of office, this ____ day of _______________, 1997.


                                        ---------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]                              My Commission Expires: ___________

                                   EXHIBIT A

                        To That Certain Trust Indenture
                    between The Industrial Development Board
                          of the City of Demopolis and
                             LaSalle National Bank,
                          Dated as of April 1, 1997
================================================================================

                            PROJECT SITE DESCRIPTION


A parcel of land lying and being in Section 11, Township 17 North, Range 1 East, Marengo County, Alabama, containing 88.1 acres more or less, and being more particularly described as follows:

Commence at the southwest corner of the Northeast Quarter of the Southwest Quarter of said Section 11; thence run north 01degrees50' west along the west boundary of said Northeast Quarter of Southwest Quarter a distance of 82.6 feet to a concrete monument set to mark the point of beginning; thence run north 40degrees29' east parallel to and 350 feet perpendicular from the centerline of the existing runway No. 4 of the Demopolis Airport a distance of 3,245.9 feet to a concrete monument set 600 feet perpendicular from the centerline of existing runway No. 13 of the said Demopolis Airport; thence run north 51degrees55' west and parallel to said runway No. 13 a distance of 1,568.8 feet to a concrete monument set on the southeast boundary of a cemetery; thence run south 38degrees05' west a distance of 20.0 feet to a concrete monument set at the southern most corner of said cemetery; thence run north 51degrees55' west along the southwest boundary of said cemetery a distance of 43.2 feet to a concrete monument set near the left bank of the Tombigbee River. Continue thence north 51degrees55' west to the said Tombigbee River; thence southwestwardly along the southeast edge of said Tombigbee River to the point of intersection of said river and the west boundary of the Southeast Quarter of the Northwest Quarter of Section 11, said course follows generally along a meander line described as: from last named concrete monument run south 47degrees04' west a distance of 515.2 feet; thence run south 41degrees54' west a distance of 367.2 feet; thence run south 50degrees42' west a distance of
370.0 feet to a concrete monument found on the said west boundary of the Southeast Quarter of the Northwest Quarter near the left bank of said river; thence run south 01degrees50' east and along the west boundary of said Southeast Quarter of Northwest Quarter and Northeast Quarter of Southwest Quarter a distance of 2,590.2 feet to the point of beginning.

LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT HERETOFORE CONVEYED TO ALABAMA POWER COMPANY AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A parcel of land located in the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4) and the Southeast Quarter of Northwest Quarter (SE 1/4 of NW 1/4) of Section 11, Township 17 North, Range 1 East, Marengo County, Alabama, being more particularly described as follows:

Commence at the southwest corner of the Northeast Quarter of Southwest Quarter (NE 1/4 of SW 1/4) of Section 11 and run North 01 degree 50 minutes West a distance of 651.4 feet to a point; thence turn an angle to the right and run North 40 degrees 31 minutes East a distance of 1130.83 feet to a point, said point being the northwest corner of existing Alabama Power Company substation and point of beginning of the property herein described; thence from point of beginning continue North 40 degrees 31 minutes East a distance of 150.0 feet to a point; thence turn an angle to the right and run South 49 degrees 29 minutes East a distance of 150 feet to a point; thence turn an angle to the right and run South 40 degrees 31 minutes West a distance of 50 feet to a point; thence turn an angle to the left and run South 49 degrees 29 minutes East a distance of 115.2 feet to the northwesterly boundary line of a paved road; thence turn an angle to the right and run South 40 degrees 31 minutes West along the northwesterly margin of said road a distance of 50 feet to a point; thence turn an angle to the right and run North 49 degrees 29 minutes West a distance of
115.2 feet to a point; thence turn an angle to the left and run South 40 degrees 31 minutes West a distance of 50 feet to a point; thence turn an angle to the right and run North 49 degrees 29 minutes West a distance of 150 feet to the point of beginning.

The foregoing property being conveyed to the Alabama Power Company by Deeds recorded October 2, 1985 in the Probate Office, Marengo County, Alabama, in Deed Book 7-U, at page 296 and Deed Book 7-U, at page 300.

                                   EXHIBIT B

                        To That Certain Trust Indenture
                    between The Industrial Development Board
                          of the City of Demopolis and
                             LaSalle National Bank,
                          Dated as of April 1, 1997
================================================================================

                             EQUIPMENT DESCRIPTION


                     Tool Smith - 1 Ton Air Hoist

                     Metal Muncher Punch Press

                     Air Compressor

                     Fork Lift Truck

                     General Office Furniture and Equipment

                     Computer Monitor

                     Emulation Board

                     BellSouth Phone System

                     Trailer

                     Burn Table

                     Crane

                     Fork Lifts

                     Welder

                     Semi Truck

                                   EXHIBIT C

                                   [DTC LOGO]

             BOOK-ENTRY-ONLY VARIABLE-RATE DEMAND OBLIGATION (VRDO)

                           Letter of Representations
                 [To be Completed by Issuer, Remarketing Agent,
                    Tender Agent, Paying Agent, and Trustee]



          -----------------------------------------------------------
                                [Name of Issuer]


          -----------------------------------------------------------
                          [Name of Remarketing Agent]


          -----------------------------------------------------------
                             [Name of Tender Agent]


          -----------------------------------------------------------
                             [Name of Paying Agent]


          -----------------------------------------------------------
                               [Name of Trustee]


                                                       -------------------------
                                                                 [Date]

Attention: Underwriting Department
The Depository Trust Company
55 Water Street; 50th Floor
New York, NY 10041-0099


     Re: -----------------------------------------------------------

         -----------------------------------------------------------

         -----------------------------------  ----------------------
               (Issue Description)                   (CUSIP)

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). The Securities will be issued pursuant to a trust indenture, bond resolution, or other such document authorizing the issuance of the Securities dated _________________, 199__ (the "Document") _____________________________________("Underwriter")
is distributing the Securities through The Depository Trust Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer, Remarketing Agent, Tender Agent, Paying Agent, and Trustee make the following representations to DTC:

     1. Prior to closing on the Securities on __________________, 199___, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceed $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. In the event of any solicitation of consents from or voting by holders of the Securities, Trustee or Issuer shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

                    Supervisor; Proxy
                    Reorganization Department
                    The Depository Trust Company
                    7 Hanover Square; 23rd Floor
                    New York, NY 10004-2695

If sent by telephone, such notice shall be sent to (212) 709-6896 or (212) 709-6897. Trustee or Issuer shall confirm DTC's receipt of such telecopy by telephoning (212) 709-6870.

     3. In the event of a redemption or any other similar transaction resulting in the retirement of all Securities outstanding or a reduction in the aggregate principal amount of Securities outstanding ("full or partial redemption"), Trustee or Issuer shall send DTC a notice of such event not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding of all or part of the Securities outstanding, the date that the proceeds are deposited in escrow.

In the event of a partial redemption of the outstanding Securities, Trustee or Issuer shall send a notice to DTC specifying: (a) the amount of the redemption;
(b) the date such notice is to be mailed to beneficial owners or published (the "Publication Date"); and (c) whether any concurrent optional tender privilege is available. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. Trustee or Issuer shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable), which shall include a manifest or list of each CUSIP number submitted in that transmission. The Publication Date shall not be less than 30 days nor more than 60 days prior to the redemption date.

Notices to DTC pursuant to Paragraph 3, if sent by mail or overnight delivery, shall be sent to:

                Supervisor; Call Notification Department
                The Depository Trust Company
                711 Stewart Avenue
                Garden City, NY 11530-4719

If sent by telecopy, such notices shall be sent to (516) 227-4164 or (516) 227-4190. If Trustee or Issuer does not receive a telecopy receipt from DTC confirming that the notice has been received, it should telephone (516) 227-4070.

In the event that certain Securities are not subject to a partial redemption, DTC will exclude such Securities from its redemption procedures if such exclusion is requested as follows. Such request shall be in writing and shall contain: (a) certification by Trustee or Issuer that the principal amount of such Securities is not subject to the partial redemption and certification by a custodian/DTC Participant that the Participant's position on DTC's records includes such Securities; and (b) certification by Trustee or Issuer that the election to exclude such Securities from the partial redemption is authorized under the Document. Such request shall be sent to DTC's Call Notification Department in the manner indicated above to assure that such request is in DTC's possession no later than the close of business two business days before the Publication Date of the partial redemption notice.

        4. For so long as the Securities have an adjustable rate of interest, Remarketing Agent shall deliver to DTC by hand or by telecopy, before the close of business on the final rate determination date preceding each interest payment date*, a written notice containing the following information:

           (a) "Today's" date (the final rate determination date);
           (b) Security CUSIP number;
           (c) Security description;
           (d) Interest record date;
           (e) Interest payment date;
           (f) Amount of the interest payment expressed in whole and fractional dollars per $1,000 of Security face amount;

           (g) Whether interest accrues record date to record date or payment date to payment date; and

           (h) The name, telephone number, and address of Remarketing Agent person responsible for determining (f) and (g) above.

The name, telephone number, telecopy number (if available), and address of Remarketing Agent person initially responsible for determining (f) and (g) above at the time of issuance of the Securities will be:

                _________________________________________

                _________________________________________

                _________________________________________

                _________________________________________

  __________________________
  * The final rate determination date for each interest payment shall occur not less than two business days prior to the interest payment date.

If delivered by hand, such notice shall be sent to:

               Manager; VRDO Announcements
               Dividend Department
               The Depository Trust Company
               7 Hanover Square; 22nd Floor
               New York, NY 10004-2695

If sent by telecopy, such notice shall be sent to (212) 709-1723 or (212) 709-1686. Remarketing Agent shall confirm DTC's receipt of such telecopy by telephoning (212) 709-1178.

If the interest payment date is a moving calendar day (such as the first Wednesday or fifth business day of each month), or if optional tenders of Securities are made daily following same-day notice, Remarketing Agent shall send a copy of such notice to a service bureau designated by DTC, by hand or by telecopy, before the close of business on the final rate determination date preceding each interest payment date. Such notice initially shall be sent to:

               Attention: Ms. Jennifer Haynes
               Municipal Market Data
               155 Federal Street; 4th Floor
               Boston, MA 02110-1715

If sent by telecopy, such notice shall be sent to (617) 426-8068. Remarketing Agent shall confirm Municipal Market Data's receipt of such telecopy by telephoning (617) 542-2277.

In order to enable DTC to confirm independently the interest payment information provided by Remarketing Agent, Trustee shall deliver to DTC by noon ET on the business day next following the final rate determination date a written notice containing the following information.

     (a) "Today's" date (the business day next following the final rate determination date);

     (b)  Security CUSIP number;

     (c)  Security description;

     (d)  Interest record date;

     (e)  Interest payment date;

     (f) Amount of the interest payment expressed in whole and fractional dollars per $1,000 of Security face amount; and

     (g) The name, telephone number, telecopy number (if available), and address of Trustee person responsible for determining (f) above.

The name, telephone number, telecopy number (if available), and address of Trustee person initially responsible for determining (f) above at the time of issuance of the Securities will be:

                      -----------------------------------

                      -----------------------------------

                      -----------------------------------

                      -----------------------------------

Such notice shall be sent to Manager, VRDO Announcements, Dividend Department, as indicated above.

If the interest payment date is a moving calendar day (such as the first Wednesday or fifth business day of each month), or if optional tenders of Securities are made daily following same-day notice. Trustee shall send a copy of such notice to a service bureau designated by DTC, by hand or by telecopy, by noon ET on the business day next following the final rate determination date. Such notice initially shall be sent to Municipal Market Data in the manner indicated earlier in this Paragraph.

     5. Transactions in the Securities shall be eligible for same-day (Federal) funds settlement in DTC's Same-Day Funds Settlement ("SDFS") system. For so long as the Securities are Eligible Securities in the SDFS system ("SDFS Securities"):

        A. Interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Paying Agent and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements, such payments shall be addressed as follows:

                         Manager; Cash Receipts
                         Dividend Department
                         The Depository Trust Company
                         7 Hanover Square; 24th Floor
                         New York, NY 10004-2695

        B. Principal payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date in the manner set forth in the SDFS Paying Agent Operating Procedures (a copy of which has previously been furnished to Paying Agent). Such payments shall be sent to DTC in time to be credited to DTC's account at the Federal Reserve Bank of New York ("FRBNY") no later than 10:00 a.m. (Paying Agent's local time) on the payment date or as soon as possible thereafter following Paying Agent's receipt of funds from Issuer. It is understood that unless DTC receives such payments in its FRBNY account by 2:00 p.m. (Eastern Time), it may be unable to distribute such payments that same day.

The name, telephone number, telecopy number (if available), and address of Paying Agent person initially responsible for arranging such payments to DTC will be:

                    ________________________________________

                    ________________________________________

                    ________________________________________

                    ________________________________________

     6. In the event that transactions in the Securities become eligible for next-day (Clearinghouse) funds settlement in DTC's Next-Day Funds Settlement ("NDFS") system, and for so long as the Securities are Eligible Securities in the NDFS system ("NDFS Securities");

     A. Interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in next-day funds on each payment date (or the equivalent in accordance with existing arrangements between Paying Agent and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements, such payments shall be addressed as follows:

               Manager; Cash Receipts
               Dividend Department
               The Depository Trust Company
               7 Hanover Square; 24th Floor
               New York, NY 10004-2695

     B. Principal payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in next-day funds on each payment date (or the equivalent in accordance with existing arrangements between Paying Agent and DTC). Such payments shall be made payable to the order of Cede & Co., and shall be addressed as follows:

               Collection Supervisor; Redemptions
               Reorganization Department
               The Depository Trust Company
               7 Hanover Square; 23rd Floor
               New York, NY 10004-2695

     7. It is understood that for so long as optional tenders of the Securities may be made daily following same-day or seven-day notice, such tenders will be effected by means of DTC's Deliver Order Procedures, DTC shall have no responsibility to distribute notices regarding such optional tenders, or to ascertain whether any such tender has been made. Except as otherwise provided herein, and in accordance with DTC's procedures for exercise of voting and consenting rights, the parties hereto acknowledge that so long as Cede & Co. is the sole record owner of the Securities it shall be entitled to all voting rights applicable to the Securities and to receive the full amount of all distributions payable with respect to the Securities. The parties acknowledge that DTC shall treat any DTC Participant (""Participant'') having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the credits of Securities to the DTC accounts of such Participant result from failures to deliver Securities or improper deliveries of Securities by an owner of Securities subject to tender for purchase. Without limiting the generality of the preceding sentence, the parties acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions and voting rights, if any, with respect to the Securities and to receive certificates evidencing Securities if such certificates are to be issued in accordance with paragraphs 12 or 13 hereof. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of Participants described in the preceding two sentences shall not affect the rights of the parties hereto against any Participant.)

     8. It is understood that for so long as optional tenders of the Securities may be made less frequently than daily following same-day or seven-day notice (e.g., during a monthly, quarterly, semi-annual, or annual tender period) and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner of Securities, is entitled to tender the Securities, such tenders will be effected by means of DTC's Repayment Option Procedures. Under the Repayment Option Procedures, DTC will receive during the applicable tender period instructions from its Participants to tender Securities for purchase. The undersigned agree that such tenders for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Tender Agent, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that, promptly after the recording of any such book-entry credit, it will pro-vide to Tender Agent an Agent Put Daily Activity Report in accordance with the Repayment Option Procedures, identifying the Securities and the aggregate principal amount thereof as to which such tenders for purchase have been made.

Trustee or Issuer shall send a notice to DTC regarding such optional tenders of Securities by hand or by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be not less than 15 days prior to the start of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period.

If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

                Supervisor; Pub Bond Unit
                Reorganization Department
                The Depository Trust Company
                7 Hanover Square; 23rd Floor
                New York, NY 10004-2695

If sent by telecopy, such notice shall be sent to (212) 709-1093 or (212) 709-1094. Trustee or Issuer shall confirm DTC's receipt of such telecopy by telephoning (212) 709-1470.

For so long as the Securities are SDFS Securities, principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by DTC on each purchase date in same-day funds in the manner set forth in the SDFS Paying Agent Operating Procedures. Such payments shall be sent in time to be credited to DTC's account at the FRBNY no later than 10:00 a.m. (Paying Agent's local time) on the purchase date or as soon as possible thereafter following Paving Agent's receipt of funds from Issuer. It is understood that; (a) until DTC receives such payments in its FRBNY account, the optionally tendered Securities will remain in Tender Agent's DTC account; and (b) unless DTC receives such payments in its FRBNY account by 2:00 p.m. (Eastern Time), it may be unable to distribute such payments to DTC Participants nor release the Securities to the Remarketing Agent that same day.

The name, telephone number, telecopy number (if available), and address of Tender Agent person initially responsible for arranging such payments to DTC will be:
                _________________________________________

                _________________________________________

                _________________________________________

                _________________________________________


For so long as the Securities are NDFS Securities, principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, on each purchase date in next-day funds or the equivalent in accordance with existing arrangements between Tender Agent and DTC. Such payments shall be made payable to the order of Cede & Co. and shall be addressed to Supervisor, Put Bond Unit, Reorganization Department, as indicated above.

     9. In the event of a change or proposed change in the interest rate mode of the Securities from one variable-rate mode to any other variable-rate mode, or to a fixed-rate mode, Trustee or Issuer shall send a notice to DTC of such event specifying, as applicable: (a) the name and number of the DTC Participant account to which mandatorily tendered Securities are to be delivered by DTC on the purchase date after DTC receives payment for such Securities; and (b) the first interest payment date under the new mode. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. the Publication Date shall be not less than 15 days prior to the expiration date of the period provided for security owner elections to retain Securities as discussed in paragraph 10. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to both:

     Manager: VRDO Eligibility Section           Supervisor; Put Bond Unit
     Underwriting Department                     Reorganization Department
     The Depository Trust Company       - and -  The Depository Trust Company
     55 Water Street; 50th Floor                 7 Hanover Square; 23rd Floor
     New York, NY 10041-0099                     New York, NY 10004-2695

If sent by telecopy, such notice shall be sent to both:

     DTC's Underwriting Department               DTC's Reorganization Department
     at (212) 898-3726 or               - and -  at (212) 709-1093 or
     (212) 344-1531                              (212) 709-1094

Trustee or Issuer shall confirm DTC's receipt of such telecopy by telephoning the Underwriting Department at (212) 898-3731 and the Reorganization Department at (212) 709-1470.

All other notices regarding the interest rate on the Securities (before and after any change in the interest rate mode) shall be delivered to manager, VRDO Announcements, Dividend Department, as indicated in Paragraph 4.

     10. In the event of expiration or substitution of a facility supporting the Securities (such as a letter of credit) or non-reinstatement of the amount available to pay interest on the Securities pursuant to such a facility, Trustee or Issuer shall send a notice to DTC of such event specifying, as applicable, the name and number of the DTC Participant account to which mandatorily tendered Securities are to be delivered by DTC on the purchase date after DTC receives payment for such Securities. Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date or, as applicable, immediately after Trustee receives notice that the Securities are subject to acceleration. The Publication Date shall be not less than 15 days prior to the expiration date of the period provided for security owner elections to retain Securities as discussed in paragraph 10. Such notice shall be sent to Supervisor, Put Bond Unit, Reorganization Department, as indicated in Paragraph 7.

     11. Where the Document provides that the Securities are subject to mandatory tender except with respect to security owner elections to retain Securities, it is understood that DTC will use its Repayment Option Procedures to process such elections. Under the Repayment Option Procedures, DTC will receive instructions during the applicable election period from participants to retain Securities. DTC, on behalf of such Participants, will notify Tender Agent of the aggregate principal amount of Securities that will not be tendered and will be retained. If the mandatorily tendered Securities are to be replaced with two or more issues of Securities (the

"Replacement Securities"), Tender Agent shall be responsible for allocating specific Replacement Securities by CUSIP number to the Participants that elected to retain Securities.

In cases in which prior to a mandatory tender, certain Securities are not subject to such mandatory tender, if requested as follows DTC will exclude such Securities from its mandatory tender procedures. Such request shall be in writing and shall contain: (a) certification by Trustee or Issuer that the principal amount of such Securities is not subject to the mandatory tender and certification by a custodian/Participant that the Participant's position on DTC's records includes such Securities; and (b) certification by Trustee or Issuer that the election to exclude such Securities from the mandatory tender is authorized under the Document. Such request shall be sent to Supervisor. Put Bond Unit, Reorganization Department, in the manner indicated in paragraph 7 to assure that such request is in DTC's possession no later than the close of business two business days before the Publication Date of the mandatory tender notice.

For so long as the Securities are SDFS Securities, principal payments (plus accrued interest, if any) as the result of mandatory tenders for purchase (including mandatory tenders upon change in the interest rate mode of the Securities, or upon expiration, substitution, or non-reinstatement of a facility supporting the Securities) shall be received by DTC on the purchase date in same-day funds in the manner set forth in Paragraph 7.

For so long as the Securities are NDFS Securities, such principal payments shall be received by DTC on the purchase date in next-day funds in the manner set forth in Paragraph 7.

     12. In the event of a redemption, acceleration, or any other similar transaction (e.g., tenders made and accepted in response to Trustee's or Issuer's invitation to tender) necessitating a reduction in aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Trustee or Issuer to issue and authenticate a new Securities certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amounts of such reduction in principal except in the case of final maturity, in which case the certificate must be presented to Trustee prior to payment. In the event of an advance refunding of part of the Securities outstanding, Trustee or Issuer shall obtain a CUSIP number from the CUSIP Service Bureau and issue and authenticate a new Security certificate for the refunded Securities.

     13. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Trustee or Issuer shall notify DTC of the availability of Security certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange Security certificates in appropriate amounts, as required by DTC and others.

     14. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Trustee or Issuer (at which time DTC will confirm with Trustee or Issuer the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Trustee or Issuer shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

     15. Nothing herein shall be deemed to require Paying Agent to advance funds on behalf of Issuer.

     16. All notices and payment advices sent to DTC shall contain the CUSIP number of Securities.

     17. DTC may direct Issuer, Remarketing Agent, Tender Agent, paying Agent, or Trustee to use any other telephone number or address as the number or address to which notices or payments of interest or principal may be sent.

     18. Issuer, Remarketing Agent, Tender Agent, Paying Agent, or Trustee sending notices or requests to DTC shall have a method to verify subsequently the use of the means to deliver such notices and requests to DTC, and timeliness of receipt of them by DTC.

     19. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

Note:                                        Very truly yours,
----
Schedule A contains statements that
DTC believes accurately described
DTC, the method of effecting book-
entry transfers of securities
distributed through DTC, and certain
related matters.

                                             ---------------------------------
                                                          (Issuer)


                                             By: -----------------------------
                                              (Authorized Officer's Signature)




---------------------------------             ---------------------------------
       (Remarketing Agent)                              (Tender Agent)


By: -----------------------------            By: -----------------------------
 (Authorized Officer's Signature)             (Authorized Officer's Signature)




---------------------------------             ---------------------------------
         (Paying Agent)                                   (Trustee)


By: -----------------------------            By: -----------------------------
 (Authorized Officer's Signature)             (Authorized Officer's Signature)



Received and Accepted:
THE DEPOSITORY TRUST COMPANY

By: -----------------------------

                                                                SCHEDULE A

                       SAMPLE OFFERING DOCUMENT LANGUAGE
                      DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC--bracketed material may be applicable only to certain issues)


        1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

        2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "cleaning corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, cleaning corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

        3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

        4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

        5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

       [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

        7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, the Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

        [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct participant to transfer the Participant's interest in the Securities, on DTC's records, to the [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.]

        10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained. Security certificates are required to be printed and delivered.

        11. The issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

        12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Issuer believes to be reliable, but the Issuer takes no responsibility for the accuracy thereof.